UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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JOHNSON OUTDOORS INC.
(Name of Registrant as Specified in Its Charter)

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JOHNSON OUTDOORS INC.
555 MAIN STREET
RACINE, WISCONSIN 53403

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 28, 2013

To the Shareholders of JOHNSON OUTDOORS INC.:

The Annual Meeting of Shareholders of Johnson Outdoors Inc. will be held on Thursday, February 28, 2013 at 10:00 a.m., local time, at the Company’s headquarters, located at 555 Main Street, Racine, Wisconsin, for the following purposes:

1.	To elect six directors to serve for the ensuing year.

2.	To ratify the appointment of McGladrey LLP, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending September 27, 2013.

3.	To approve a non-binding advisory proposal on executive compensation.

4.	To consider and act on a proposal to adopt and approve a Non-Employee Director Stock Ownership Plan.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on Thursday, January 3, 2013 will be entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. Holders of Class A common stock, voting as a separate class, are entitled to elect two directors and holders of Class B common stock, voting as a separate class, are entitled to elect the remaining directors. The holders of Class A common stock and Class B common stock, voting as a single class, are entitled to vote on (1) the proposal to ratify the appointment of McGladrey LLP as the Company's independent registered public accounting firm for the 2013 fiscal year, (2) the non-binding advisory proposal on executive compensation and (3) the proposal to adopt and approve the Non-Employee Director Stock Ownership Plan.

All shareholders of record are cordially invited to attend the meeting in person. Whether or not you plan to attend the annual meeting in person, please complete, sign, date and return the enclosed proxy in the accompanying self-addressed postage pre-paid envelope or complete your proxy by following the instructions supplied on the proxy card for voting by telephone or via the Internet (or, if your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct it to vote your shares) as soon as possible.

By Order of the Board of Directors

/s/ Alisa Swire

Alisa Swire
Secretary
Racine, Wisconsin
January 23, 2013

JOHNSON OUTDOORS INC.
555 Main Street
Racine, Wisconsin 53403

PROXY STATEMENT

For The 2013 Annual Meeting of Shareholders
To Be Held On February 28, 2013

Important Notice Regarding the Availability of Proxy Materials for the
2013 Annual Meeting of Shareholders to be held on February 28, 2013:

The Notice of Annual Meeting, this Proxy Statement and the Accompanying Annual Report on Form 10-K are Available at www.proxyvote.com

This Proxy Statement, which is first being mailed on or about January 23, 2013 to shareholders of record as of the close of business on January 3, 2013, is furnished in connection with the solicitation of proxies by the Board of Directors of Johnson Outdoors Inc. (the “Company”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, to be used at the Annual Meeting of Shareholders of the Company to be held on Thursday, February 28, 2013 at 10:00 a.m., local time, at the Company’s headquarters, located at 555 Main Street, Racine, Wisconsin, and at any adjournment or postponement thereof (the “Annual Meeting”).

You may vote in any of the following ways:

1) attend the Annual Meeting and vote in person by ballot;

2) complete the enclosed proxy card and then sign, date and return it in the postage pre-paid envelope provided; or

3) vote by telephone or the internet by following the instructions supplied on the proxy card.

If you submit a proxy now, your right to vote at the Annual Meeting is not waived should you decide to attend in person.

Shares represented by a properly executed proxy will be voted at the Annual Meeting and, when instructions have been given by the shareholder, will be voted in accordance with those instructions. If you submit a proxy without giving voting instructions, the persons named as proxies on the proxy card will vote your shares (1) FOR the election of the directors named in this Proxy Statement, (2) FOR the ratification of McGladrey LLP as the Company's independent registered public accounting firm for the fiscal year ending September 27, 2013, (3) FOR approval of the non-binding advisory proposal on executive compensation, and (4) FOR adoption and approval of the Johnson Outdoors Inc. 2012 Non-Employee Director Stock Ownership Plan (the “2012 Director Plan”).

As of the date of this Proxy Statement, the Company does not expect any matters to be voted upon at the Annual Meeting other than the proposals set forth in the Notice of Annual Meeting of Shareholders.  If any other matters properly come before the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, a properly executed proxy gives the persons named as proxies on the proxy card authority to vote on such matters.  The individuals named and acting as proxies will have the authority to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.  If the Annual Meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting.

If you hold shares of the Company’s common stock as a participant in the Company’s 401(k) Retirement and Savings Plan (the “Retirement and Savings Plan”), the trustee for the Retirement and Savings Plan will vote the shares you hold through the Retirement and Savings Plan as you direct. The Company will provide Retirement and Savings Plan participants who hold Company common stock through the Retirement and Savings Plan with forms on which participants may communicate their voting instructions to the trustee. If voting directions are not received for shares held in the Retirement and Savings Plan, those shares will be voted by the plan trustee in the same proportion as the votes cast by the other Retirement and Savings Plan participants.

You may revoke your proxy at any time before it is actually voted by giving written notice to the Secretary of the Company, requesting a ballot at the Annual Meeting and voting in person or by submitting a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If you have given voting instructions to a broker, nominee, fiduciary or other custodian that holds your shares in “street name,” you may revoke those instructions by following the directions given by the broker, nominee, fiduciary or other custodian. If a shareholder properly signs and returns the proxy card but does not specify how to vote, then the shareholder’s shares will be voted FOR the election of the directors listed in the enclosed proxy, FOR the ratification of McGladrey LLP as the Company's independent registered public accounting firm for the 2013 fiscal year, FOR approval of the non-binding advisory proposal on executive compensation, and FOR the adoption and approval of the 2012 Director Plan.

Telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been properly recorded. Shareholders voting via the Internet should understand that there might be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that the shareholder must bear.

The record date for shareholders entitled to notice of and to vote at the Annual Meeting is January 3, 2013.  On the record date, the Company had outstanding and entitled to vote 8,714,178 shares of Class A common stock and 1,213,664 shares of Class B common stock. A majority of the votes entitled to be cast at the Annual Meeting, represented either in person or by proxy, shall constitute a quorum with respect to the meeting.  Holders of Class A common stock, voting as a separate class, elect two directors and are entitled to one vote per share for directors designated to be elected by holders of Class A common stock. Holders of Class B common stock elect the remaining directors and are entitled to one vote per share for directors designated to be elected by holders of Class B common stock. Holders of Class A common stock and Class B common stock voting together as a single voting group are entitled to vote on the proposals to ratify McGladrey LLP as the Company's independent registered public accounting firm for the 2013 fiscal year, to approve the non-binding advisory proposal on executive compensation, and to adopt and approve the 2012 Director Plan.  The holders of Class A common stock are entitled to one vote per share, while holders of Class B common stock are entitled to ten votes per share on these three proposals.  Approval of any other matter not specified in the Notice of Annual Meeting of Shareholders that may properly be presented at the Annual Meeting will require that the number of votes properly cast in favor of such matter exceed the number of votes properly cast against such matter, with the holders of the Class A common stock entitled to one vote per share, and the holders of Class B common stock entitled to ten votes per share.

PROPOSAL 1:  ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors have been duly elected. The Company’s Articles of Incorporation provide that holders of Class A common stock have the right to elect 25 percent, or the next highest whole number, of the authorized number of directors and the holders of Class B common stock are entitled to elect the remaining directors. At the Annual Meeting, holders of Class A common stock will be entitled to elect two directors and holders of Class B common stock will be entitled to elect four directors. Terry E. London and John M. Fahey, Jr. (the “Class A Directors”) are the nominees designated to be voted on by the holders of Class A common stock, and Helen P. Johnson-Leipold, Thomas F. Pyle, Jr., Edward F. Lang and W. Lee McCollum (the “Class B Directors”) are the nominees designated to be voted on by the holders of Class B common stock.  As indicated below, the individuals nominated by our Board of Directors are each an incumbent director.

Properly completed proxies (whether by Internet, telephone or mail) received from holders of Class A common stock will, unless otherwise directed, be voted for the two nominee Class A Directors and properly completed proxies (whether by Internet, telephone or mail) received from holders of Class B common stock will, unless otherwise directed, be voted for the four nominee Class B Directors. Proxies of holders of Class A common stock cannot be voted for more than two persons and proxies of holders of Class B common stock cannot be voted for more than four persons. Class A Directors are elected by a plurality of the votes cast by the holders of Class A common stock and Class B Directors are elected by a plurality of the votes cast by the holders of Class B common stock, in each case assuming a quorum is present at the Annual Meeting. “Plurality” means that the individuals who receive the largest number of votes cast by holders of the class of common stock entitled to vote in the election of such directors are elected as directors up to the maximum number of directors to be chosen at the meeting by such class. Consequently, the six directors receiving the most votes, taking into account the Company’s two class voting structure, will be elected.

Director Qualifications

The following table provides information as of the date of this proxy statement about each nominee for election to the Board of Directors at the Annual Meeting. The Company anticipates that the nominees for election as directors will be candidates when the election is held. However, if any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors and taking into account our two class voting structure, will have discretionary authority to select and vote for substituted nominees (except where the proxy withholds authority with respect to the election of directors). The information presented includes information each nominee or director has given the Company about his or her age, his or her principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years.  The Nominating and Corporate Governance Committee regularly evaluates the mix of experience, qualifications, attributes and skills of the Company’s directors using a matrix of areas that the Committee considers important for the Company’s business.  In addition to the information presented below regarding the nominee’s specific experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee to the conclusion that the nominee should serve as a director, the Nominating and Corporate Governance Committee also considered the qualifications and criteria described below under “Corporate Governance Matters – Director Nominations” with the objective of creating a complementary mix of directors.

Name	Age	Business Experience During Last Five Years	Director Since
Class A Directors

Terry E. London	63
President and Chief Executive Officer of London Broadcasting Company, Inc., a television broadcasting and media company, since October 2007. President of London Partners LLC, a private investment firm, from 2001 until 2007. President and Chief Executive Officer of Gaylord Entertainment Company, Inc., a media and hospitality company, from 1997 to 2000.  Chairman of the Board of Directors, Pier 1 Imports, Inc. Mr. London brings extensive experience in management, corporate transactions and integration and enterprise risk management from his tenure as a President and Chief Executive Officer of various companies. Mr. London is a CPA and is experienced in financial matters, accounting and auditing, including financial reporting.  The foregoing experience led to the conclusion that he should serve as a director of Johnson Outdoors.
			1999

John M. Fahey, Jr.	61
Chief Executive Officer of the National Geographic Society, a nonprofit scientific and educational organization, since 1998, and its Chairman since January 2011. He also served as President of the National Geographic Society and as Chairman of its Executive Committee of the Board of Trustees from 1998 to December 2010. Director of Exclusive Resorts. Member of the Board, Smithsonian National Museum of Natural History. The skills and experience acquired by Mr. Fahey through these positions which led to the conclusion that he should serve as a director, include leadership, strategic planning, international business, corporate transactions and enterprise risk management, together with familiarity with several of the Company’s markets and industries.
			2001

Class B Directors

Helen P. Johnson-Leipold	57
Chairman and Chief Executive Officer of the Company since 1999. Chairman and Director of Johnson Financial Group, Inc.  Director of S.C. Johnson & Son, Inc. (global manufacturer of household consumer products). Chairman and member of the Board of Trustees of The Johnson Foundation at Wingspread.  These experiences, along with various executive positions at S.C. Johnson & Son, Inc. and Foote, Cone & Belding, have provided Ms. Johnson-Leipold extensive management and leadership experience, including strategic planning, operations and manufacturing, brand marketing, corporate communications, corporate transactions and international business, as well as a deep knowledge of the Company’s industry, businesses and strategic evolution, all of which led to the determination that she is particularly qualified to serve as a director.
		1994

Thomas F. Pyle, Jr.	71
Vice Chairman of the Board of the Company since 1997. Chairman of The Pyle Group, a financial services and investments firm, since 1996. Non-Executive Chairman of Uniek, Inc. since 1998. Director of Sub Zero Wolf, Inc. Trustee, Wisconsin Alumni Research Foundation and University Research Park, Inc. Member, University of Wisconsin Chancellor’s Advisory Council and Kennedy Center National Advisory Board. These experiences, together with Mr. Pyle’s experience as Chairman, President and Chief Executive Officer, and principal owner of Rayovac Corporation (a manufacturer of batteries and lighting products) provide Mr. Pyle with an extensive background in corporate transactions, international business, operations and manufacturing, financial matters, strategic planning, enterprise risk management and brand marketing, all of which led to the conclusion that he should serve as a director.
		1987

W. Lee McCollum	63
Director of Johnson Bank 1994 to 2006.  Director of Johnson Financial Group, Inc. since 2006.  Director of Sigma-Aldrich Corporation and Chairman of its Audit Committee since 2001.  Director of Coastal South Bancshares, Inc. Chairman of the Board and Director of Le Groupe Fruits & Passion from 2008 until 2010. Executive Vice President and Chief Financial Officer of S.C. Johnson & Son, Inc. from 2006 until 2009. Senior Vice President and Chief Financial Officer of S.C. Johnson & Son, Inc. from 1997 until 2006. Mr. McCollum brings a broad range of international and consumer products experience together with experience in enterprise risk management, strategic planning, manufacturing and corporate transactions and integration. His experience as a chief financial officer also provides Mr. McCollum with significant expertise in financial matters, accounting and auditing matters, including financial reporting.  This broad financial and other business experience led to the conclusion that he should serve as a director.
		2005

Edward F. Lang	50
Senior Vice President and Chief Financial Officer of the New Orleans Saints, a National Football League team, and the New Orleans Hornets, a National Basketball Association team since 2012. President of Business Operations and Alternate Governor of the Nashville Predators, a National Hockey League team, from 2007 to 2010. Executive Vice President of Finance and Administration and Chief Financial Officer of the Nashville Predators from 2004 until 2007. Senior Vice President and Chief Financial Officer of the Nashville Predators from 1997 until 2003. Director and past Chairman of Nashville’s Adventure Science Center.  Member of the Loyola University College of Business Visiting Committee. Mr. Lang has broad experience in financial matters, accounting and auditing from his activities as a chief financial officer, together with experience in corporate transactions, operations and enterprise risk management. Mr. Lang also has experience in leisure industries and consumer products. This broad financial and other business experience led to the conclusion that he should serve as a director.
2006

DIRECTORS' MEETINGS AND COMMITTEES

Meetings and Attendance

The Board of Directors has standing Executive, Audit, Compensation, and Nominating and Corporate Governance Committees. During the year ended September 28, 2012 (“fiscal 2012”), there were 4 meetings of the Board of Directors, 2 meetings of the Executive Committee, 8 meetings of the Audit Committee, 4 meetings of the Compensation Committee and 2 meetings of the Nominating and Corporate Governance Committee. Each director attended at least 75 percent of the aggregate number of (i) meetings of the Board of Directors held during the period for which he or she was a director during fiscal 2012 and (ii) meetings of the committees on which the director served during fiscal 2012.

Executive sessions or meetings of outside (non-management) directors without management present are held regularly for a general discussion of relevant subjects. In fiscal 2012, the outside directors met in executive session at least two times in accordance with the requirements of the NASDAQ Stock Market.

Committees

Executive Committee.  The Executive Committee assists the Board of Directors in developing and evaluating general corporate policies and objectives and in discharging the Board of Directors’ responsibilities with respect to the management of the business and affairs of the Company when it is impracticable for the full Board to act. Present members of the Executive Committee are Ms. Johnson-Leipold and Mr. Pyle.

Audit Committee.  The Audit Committee presently consists of Messrs. London (Chairman), Pyle and Lang. The Audit Committee’s primary duties and responsibilities are to: (1) appoint the Company’s independent registered public accounting firm and determine its compensation; (2) serve as an independent and objective party to monitor the Company’s compliance with legal and regulatory requirements and the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures; (3) review, evaluate and oversee the audit efforts of the Company’s independent registered public accounting firm and internal auditors; (4) provide an open avenue of communication among the independent registered public accounting firm, management, the internal auditors and the Board of Directors; and (5) prepare the Audit Committee Report required to be included in the Company’s annual proxy statement. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent registered public accounting firm, and is an “audit committee” for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee's report required by the rules of the Securities and Exchange Commission (“SEC”) appears on page 13.

Compensation Committee.  The Compensation Committee presently consists of Messrs. Pyle (Chairman), Fahey and London. The Compensation Committee discharges the responsibilities of the Board of Directors relating to the compensation programs and the compensation of the Company’s directors, officers and, at the option of the Committee, other managerial personnel of the Company and its subsidiaries, including, without limitation, fixing the cash compensation of such persons, establishing and administering compensation and benefit plans for such persons and determining awards thereunder. Generally, the Compensation Committee also administers all equity-based plans, such as stock option and restricted stock plans in accordance with the terms of such plans.

Our Compensation Process

Compensation for our executive officers and, at the option of the Compensation Committee, other senior managers is evaluated and set by the Compensation Committee of the Board of Directors.  The Compensation Committee views compensation as an ongoing process.  The Compensation Committee receives and reviews materials in advance of each meeting, including materials that management believes will be helpful to the Committee as well as materials specifically requested by members of the Committee.

The Company’s management assists the Compensation Committee in its oversight of compensation, including assisting the Compensation Committee with evaluating employee performance, establishing individual performance targets and objectives, recommending salary levels and equity incentive grants, and providing financial data on Company performance, calculations and reports on achievement of performance objectives, and other information as requested by the Committee.  The Company’s Chief Executive Officer works with the Compensation Committee in making recommendations regarding overall compensation policies and plans as well as specific compensation levels for the Company’s executive officers and other key employees, other than the Chief Executive Officer.  Members of management who were present during Compensation Committee meetings in fiscal 2012 and the first part of fiscal 2013 included the Company’s Chief Executive Officer, Chief Financial Officer, Vice President – Human Resources, and General Counsel.  The Compensation Committee makes all decisions regarding the compensation of the Company’s Chief Executive Officer without the Company’s Chief Executive Officer or any other member of the Company’s management present.

The Compensation Committee’s charter requires that the Company provide the Committee with adequate funding to engage any compensation consultants or other advisers the Committee deems it appropriate to engage.  During fiscal 2012, the Compensation Committee directly engaged Pearl Meyer & Partners to assist the Company with reviewing its compensation practices and levels.  Pearl Meyer & Partners did not provide any other services to the Company or its affiliates during fiscal 2012 or during fiscal 2013 to date and the Company’s Compensation Committee determined that the engagement of Pearl Meyer & Partners to assist the Company with reviewing its compensation practices and levels did not implicate any conflicts of interest.

In connection with its engagement, Pearl Meyer & Partners provided the Compensation Committee with benchmark compensation information for a peer group of companies believed to be comparable to the Company in terms of industry and market size; general industry-related survey data, and recommendations on the Company’s compensation policies for both its executive officers and senior management and for its directors.  Pearl Meyer & Partners provided detailed analysis showing how the Company’s compensation elements for each of (a) the Company’s executive officers and senior management, including the base salary, short and long term cash incentive compensation, equity incentive compensation and total compensation levels, and (b) the Company’s directors, including the cash, equity and total compensation levels, compared in each case to the peer group companies included within the benchmark data.  Pearl Meyer & Partners also provided the Compensation Committee with detailed analysis on the Company’s compensation programs in terms of design, metrics and time horizons for payouts (including long-term incentive vesting schedules) to evaluate how the Company’s programs compare with (i) the peer group companies on the benchmark data and (ii) the consultant’s assessment of best practices.  Pearl Meyer & Partners further conducted an assessment on the bonus programs for employees at all levels pursuant to a request from the Compensation Committee to provide added visibility into how the Company’s compensation levels and programs compare with the peer group and what the trends are for levels below senior management.  Representatives of Pearl Meyer & Partners participated in two of the Compensation Committee’s meetings during fiscal 2012 to describe and discuss the results of their analysis.  The Compensation Committee used the results of this report and analysis in setting the compensation levels and target compensation awards, including performance and time-based vesting criteria, where applicable, for the Company’s executive officers and directors for fiscal 2012 and 2013.

At our 2012 Annual Meeting of Shareholders, pursuant to a non-binding, advisory vote, shareholders approved the compensation of the named executive officers (as defined below) as disclosed in the proxy statement for the meeting by a vote of 19,470,197 shares in favor to 63,367 against (taking into account the fact that holders of Class B shares of Common Stock are entitled to 10 votes per share when voting together with holders of Class A shares of Common Stock).  The Compensation Committee has considered the results of this advisory shareholder vote and believes that it shows support by our shareholders for the Company’s compensation philosophy and the executive compensation programs that implement this compensation philosophy.  The Company’s Board of Directors has determined that shareholder advisory votes on executive compensation will occur every year.  Accordingly, the next shareholder advisory vote on executive compensation will be held at the Company’s 2013 Annual Meeting of Shareholders.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee presently consists of Messrs. Fahey (Chairman), Lang and Pyle. The Nominating and Corporate Governance Committee provides assistance to the Board of Directors in fulfilling its responsibilities by: (1) identifying individuals qualified to become directors and recommending to the Board of Directors candidates for all directorships to be filled by the Board of Directors or by the shareholders of the Company; (2) identifying directors qualified to serve on the committees established by the Board of Directors and recommending to the Board of Directors members for each committee to be filled by the Board of Directors; (3) reporting annually to the Board of Directors regarding the Nominating and Corporate Governance Committee’s evaluation and assessment of the performance of the Board, and (4) taking a leadership role in shaping the corporate governance of the Company.

Charters of Committees

The Board of Directors has adopted a written charter for each of its Committees which may be amended from time to time.  The Company makes available copies of each of these charters on its website at www.johnsonoutdoors.com, 24 hours a day and free of charge.  The Company is not including the information contained on or available through its website as part of, or incorporating such information by reference into, this Proxy Statement.

CORPORATE GOVERNANCE MATTERS

The Company is committed to establishing and maintaining high standards of corporate governance, which are intended to serve the long-term interests of the Company and its shareholders. The Board of Directors has adopted Corporate Governance Guidelines which the Company has published on its website at www.johnsonoutdoors.com.

Director Independence

The Board of Directors has determined that the Company is a “Controlled Company,” as defined in NASDAQ Stock Market Listing Rule 5615(c)(1). The Board has based this determination on the fact that Helen P. Johnson-Leipold is deemed to be the beneficial owner of more than 50 percent of the voting power of the Company. The Company, therefore, is exempt from certain independence requirements of the NASDAQ Stock Market rules, including the requirement to maintain a majority of independent directors on the Company’s Board of Directors and the requirement to maintain a Nominating and Corporate Governance Committee and a Compensation Committee composed entirely of independent directors. Notwithstanding such exemption, the Board of Directors has reviewed the independence of the nominees for election to the Board at the Annual Meeting under the applicable standards of the NASDAQ Stock Market. Based upon this review, of the six nominees, the Board of Directors has determined that each of the following directors was independent under the NASDAQ listing standards:

John M. Fahey, Jr.
Edward F. Lang
Terry E. London
Thomas F. Pyle, Jr.

The Board of Directors determined that each of Ms. Johnson-Leipold and Mr. McCollum were not independent in accordance with such standards. Ms. Johnson-Leipold was not independent because she is an executive officer of the Company. Mr. McCollum is not independent because he is a director of Johnson Financial Group, Inc., a company controlled by members of Ms. Johnson-Leipold’s family.

Board Leadership Structure

The Board of Directors determines whether it is appropriate to combine or separate the roles of Chairman of the Board and Chief Executive Officer depending on the Company's circumstances at the time.  Ms. Johnson-Leipold currently serves as the Company’s Chief Executive Officer and as Chairman of the Board of Directors.  Ms. Johnson-Leipold possesses in-depth knowledge of the issues, opportunities and challenges the Company faces, and is thus best positioned to develop agendas and highlight issues that ensure that the Board of Directors’ time and attention are focused on the most critical matters.  In addition, the Board of Directors has determined that this leadership structure is optimal because it believes that having one leader serving as both the Chairman and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability.  Having one person serve as Chairman and Chief Executive Officer also enhances the Company’s ability to communicate its message and strategy clearly and consistently to its shareholders, employees, and business partners, particularly during times of turbulent economic and industry conditions.  Although the Company believes that the combination of the Chairman and Chief Executive Officer roles is appropriate under current circumstances, it will continue to review this issue periodically to determine whether, based on the relevant facts and circumstances, separation of these offices would serve the Company’s best interests and the best interests of its shareholders.

Thomas F. Pyle, Jr., the Company's Vice Chairman of the Board, serves as the Company’s lead outside or independent director. In his capacity as lead outside or independent director, Mr. Pyle coordinates the activities of the independent directors and serves as a liaison between the Chairman and the independent directors. Mr. Pyle also presides at the executive sessions of the independent directors and has the authority to call additional executive sessions or meetings of the independent directors.

The Board’s Role in Risk Oversight

The Company has established a Risk Committee, which is primarily responsible for the Company’s enterprise risk assessment and enterprise risk management policies. The Risk Committee is chaired by the Company’s Chief Financial Officer and includes various other members of senior management. The role of the Board of Directors in the Company’s risk oversight process includes receiving reports and an annual presentation from the Risk Committee on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks and measures taken to mitigate risk.

Director Nominations

The Company has a standing Nominating and Corporate Governance Committee. Based upon the review described under “Corporate Governance Matters – Director Independence,” the Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the applicable standards of the NASDAQ Stock Market.

The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders. Recommendations for consideration by the Nominating and Corporate Governance Committee should be sent to the Secretary of the Company in writing, together with appropriate biographical information concerning each proposed nominee, including the following information: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of the common stock (of each class) beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934, as amended) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to section 14(a) of the Securities Exchange Act of 1934, as amended; and (4) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of the common stock (regardless of class) beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934, as amended) by the shareholder making the recommendation. The Company may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company. The Company’s Bylaws also set forth certain requirements for shareholders wishing to nominate director candidates directly for consideration by the shareholders. With respect to an election of directors to be held at an annual meeting, a shareholder must, among other things, give notice of intent to make such a nomination to the Secretary of the Company in advance of the meeting in compliance with the terms and within the time period specified in the Bylaws. Pursuant to these requirements, a shareholder must give a written notice of intent to the Secretary of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

The Nominating and Corporate Governance Committee will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee of the Board of Directors seeks to ensure that the Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board of Directors is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to the Company. In addition, the Nominating and Corporate Governance Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert.” The Nominating and Corporate Governance Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee. In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. In addition, the Nominating and Corporate Governance Committee believes that the following specific qualities and skills are necessary for all Company directors to possess:

●	A director should be highly accomplished in his or her respective field, with superior credentials and recognition.

●	A director should have expertise and experience relevant to the Company’s business, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

●	A director must have time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Company’s business.

●	A director should have demonstrated the ability to work well with others.

The Company does not have a formal policy for the consideration of diversity by the Nominating and Corporate Governance Committee in identifying nominees for director.  Diversity is one of the factors the Nominating and Corporate Governance Committee may consider and in this respect diversity may include race, gender, national origin or other characteristics.

Communications between Shareholders and the Board of Directors; Director Attendance at Annual Meetings

Shareholders may communicate with the Board of Directors by writing to the Board of Directors (or, at the shareholder’s option, to a specific director) care of the Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403. Subject to the conditions described below, the Secretary will ensure that this communication (assuming it is properly addressed to the Board of Directors or to a specific director) is delivered to the Board of Directors or the specified director, as the case may be. Each such communication should indicate that the sender is a shareholder of the Company and that the sender is directing the communication to one or more individual directors or to the Board of Directors as a whole.

All communications will be compiled by the Company’s Secretary and submitted to the Board of Directors or the individual directors on an as needed basis unless such communications are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or its business or communications that relate to improper or irrelevant topics. The Secretary may also attempt to handle a communication directly where appropriate, such as where the communication is a request for information about the Company or where it is a stock-related matter.

Directors are encouraged to attend the Company’s Annual Meeting of Shareholders. All of the incumbent directors serving as a director at the time of the meeting attended the Company’s Annual Meeting of Shareholders that occurred on March 1, 2012, except for Mr. Fahey, who was unable to attend due to inclement weather.

Employee Code of Conduct and Code of Ethics and Procedures for Reporting of Accounting Concerns

The Company has adopted an Employee Code of Business Conduct (the “Code of Conduct”). The Company requires all directors, officers and employees to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires the Company’s directors, officers and employees to avoid conflicts of interest, comply with all applicable laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interests. The Company has placed a copy of the Code of Conduct on its website located at www.johnsonoutdoors.com. In addition, all directors, officers and salaried employees are required to complete compliance training on the Code of Conduct and certain other subjects on an annual basis.

The Company also adopted a Code of Ethics for the Chief Executive Officer and Senior Financial and Accounting Officers (the “Code of Ethics”), which governs the conduct of the Company’s Chief Executive Officer, Chief Financial Officer and its other senior financial and accounting officers and executives. The Code of Ethics supplements the Code of Conduct and is intended to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; provide full, fair, accurate, timely and understandable disclosure in the Company’s public documents; promote compliance with applicable laws and regulations; ensure the prompt reporting of violations of the Code of Ethics; and provide accountability for adherence to the Code of Ethics. The Company has placed a copy of the Code of Ethics on its website located at www.johnsonoutdoors.com. The Company intends to disclose any amendments to, or waivers from, the Code of Ethics on its corporate website.

In addition, the Company has adopted a set of Corporate Governance Guidelines (the "Corporate Governance Guidelines").  The Corporate Governance Guidelines have been established to assist the Board of Directors in the exercise of its responsibilities and to reflect the Board's commitment to monitoring the effectiveness of policy and decision making at both the Board and management levels.  The Corporate Governance Guidelines address issues such as composition of the Board, independence criteria for Board members, Board leadership, evaluating performance of the Board, directors’ responsibilities, the Board's relationship with senior management, Committee matters and director continuing education.  The Company has placed a copy of the Corporate Governance Guidelines on its website located at www.johnsonoutdoors.com.

Further, the Company has established “whistle-blower procedures” which provide a process for the confidential and anonymous submission, receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. These procedures provide protections to employees who report possible Company misconduct.

Assessing the Performance of the Board and Individual Directors

The Nominating and Corporate Governance Committee is responsible to report annually to the Board of Directors regarding the Committee’s assessment and evaluation of the performance of the Board as a whole. This report and assessment is discussed with the full Board and includes specific review of performance areas in which the Nominating and Corporate Governance Committee believes a better contribution could be made. The purpose of this assessment and evaluation is to increase the effectiveness of the Board as a whole and not necessarily to focus on individual Board members.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee is comprised of three members of the Company’s Board of Directors. Based upon the review described under “Corporate Governance Matters – Director Independence,” the Board of Directors has determined that each member of the Audit Committee is independent under the applicable standards and rules of the NASDAQ Stock Market and the SEC. The duties and responsibilities of the Company’s Audit Committee are set forth in the Audit Committee Charter, which may be found on the Company’s website at www.johnsonoutdoors.com.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee has oversight responsibility for the quality and integrity of the financial reporting practices of the Company. While the Audit Committee has oversight responsibility, the primary responsibility for the Company’s financial reporting, disclosure controls and procedures and internal control over financial reporting and related internal controls and procedures rests with management, and the Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements. In discharging its oversight responsibility as to the audit process, the Audit Committee has:

●	reviewed and discussed the Company’s audited financial statements for the fiscal year ended September 28, 2012, with the Company’s management and with the Company’s independent registered public accounting firm;

●
discussed with the Company’s independent registered public accounting firm the matters required to be discussed by SAS No. 61, “Communications with Audit Committees,” as amended (American Institute of Certified Public Accountants, Professional Standards Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

●	received and discussed with the Company’s independent registered public accounting firm the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

Based upon the above-described review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2012 for filing with the SEC.

The Audit Committee of the Board of Directors

Terry E. London, Chairman
Thomas F. Pyle, Jr.
Edward F. Lang

Audit Committee Financial Expert

The Company’s Board of Directors has determined that one of the members of the Audit Committee, Terry E. London, qualifies as an “audit committee financial expert” as defined by the rules of the SEC based on his work experience and education.

Fees of Independent Registered Public Accounting Firm

The following table summarizes the fees the Company was billed for audit and non-audit services rendered by the Company’s independent registered public accounting firm, McGladrey LLP during fiscal years 2012 and 2011.

	McGladrey LLP
Service Type	2012	2011
Audit Fees (1)	$786,435	$601,967	(3)
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees (2)	$37,300	$26,000
Total Fees Billed	$823,735	$627,967

(1)	Includes fees for: professional services rendered in connection with the audit of the Company’s financial statements for fiscal years ended September 28, 2012 and September 30, 2011; the reviews of the financial statements included in each of the Company’s quarterly reports on Form 10-Q during such fiscal years; and consents and assistance with documents filed by the Company with the SEC. These fees include the services provided by affiliate firms as part of the consolidated audit and for foreign statutory audits.

(2)	All other fees relate to the financial statement audits of the Company’s three employee benefit plans, one of which is included on Form 11-K.

(3)	Includes additional fees of $175,000 related to the audit of the Company’s financial statements for fiscal 2011 which were billed in fiscal 2012.

The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of McGladrey LLP.

The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Company’s independent registered public accounting firm. These non-audit services are evaluated by the Audit Committee taking into account scope, fees, and applicable laws and regulations (including SEC rules) related to the independence of the independent registered public accounting firm. The Audit Committee has delegated its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairman of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting.

Each new engagement of the Company’s independent registered public accounting firm to perform non-audit services has been approved in advance by the Audit Committee or the Chairman of the Audit Committee pursuant to the foregoing procedures.

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our Audit Committee has appointed McGladrey LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending September 27, 2013.  Unless otherwise directed, proxies will be voted FOR the ratification of such appointment.

Although this appointment is not required to be submitted to a vote of shareholders, our Board of Directors believes it appropriate as a matter of policy to request that our shareholders ratify the appointment.  If shareholder ratification is not received, the Board of Directors will reconsider the appointment, and may retain that firm or another firm without resubmitting the matter to the Company’s shareholders.  Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different firm at any time during the fiscal year if it determines that such change would be in the Company’s best interests.

It is expected that a representative of McGladrey LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

If a quorum exists, the approval of the ratification of McGladrey LLP requires that the number of votes properly cast for this proposal exceed the number of votes properly cast against this proposal.  Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved and will have no impact on the vote.

Board of Directors Recommendation

The Board of Directors recommends a vote “FOR” ratification of the appointment of McGladrey LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending September 27, 2013.

STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth certain information as of December 13, 2012 regarding the beneficial ownership of each class of Company common stock by each director, each person known by the Company to own beneficially more than 5 percent of either class of the Company’s common stock (including any “group” as set forth in Section 13(d)(3) of the Exchange Act), each of the officers named in the Summary Compensation Table in this Proxy Statement (the “named executive officers”), and all directors and current executive officers as a group based upon information furnished by such persons or in information otherwise publicly available in filings with the SEC.

The Company has determined beneficial ownership in accordance with the rules of the SEC. Except as indicated in the footnotes, the persons listed below have sole voting and investment power over the shares beneficially owned. Shares of common stock subject to options that are either currently exercisable or exercisable within 60 days of December 13, 2012 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table lists applicable percentage ownership based on 8,714,178 shares of Class A common stock and 1,213,664 shares of Class B common stock outstanding as of December 13, 2012.

	Class A Common Stock(1)			Class B Common Stock(1)
Name and Address	Number of Shares		Percentage of Class Outstanding	Number of Shares		Percentage of Class Outstanding
Johnson Bank 555 Main Street Racine, Wisconsin 53403	2,907,028	(2)	33.4%	42,830	(2)	3.5%

Helen P. Johnson-Leipold 555 Main Street Racine, Wisconsin 53403	1,458,785	(3)	16.7%	1,168,366	(3)	96.2%

Dr. H. Fisk Johnson 555 Main Street Racine, Wisconsin 53403	838,205	(4)	9.6%	–		–

TowerView LLC 500 Park Avenue New York, NY 10022	829,459	(5)	9.5%	–		–

Dimensional Fund Advisors LP Building One, 6300 Bee Cave Road Austin, Texas 78746	732,281	(6)	8.4%	–		–

Warren B. Kanders One Landmark Square, 22nd Floor Stamford, CT 06901	418,341	(7)	4.8%	–		–

Thomas F. Pyle, Jr.	48,417	(8)	*	–		–

John M. Fahey, Jr.	30,984	(9)	*	–		–

Terry E. London	24,891	(10)	*	–		–

David W. Johnson	68,736		*	–		–

W. Lee McCollum	18,279	(11)	*	–		–

Edward F. Lang	15,387		*	–		–

All directors and current executive officers as a group (7 persons)	1,665,479		19.1%	1,168,366		96.2%
* The amount shown is less than 1 percent of the outstanding shares of such class.

(1)	Shares of Class B common stock (“Class B Shares”) are convertible on a share-for-share basis into shares of Class A common stock (“Class A Shares”) at any time at the discretion of the holder thereof. As a result, a holder of Class B Shares is deemed to beneficially own an equal number of Class A Shares. However, in order to avoid overstatement of the aggregate beneficial ownership of Class A Shares and Class B Shares, the Class A Shares reported in the table does not include Class A Shares which may be acquired upon the conversion of Class B Shares.

(2)	Johnson Bank reports sole voting and investment power with respect to 562,365 Class A Shares and 21,772 Class B Shares, and shared voting and investment power with respect to 2,344,663 Class A Shares and 21,058 Class B Shares. Of the 2,344,663 Class A Shares for which Johnson Bank reports shared voting and investment power, Ms. Johnson-Leipold also reports beneficial ownership of 1,039,873 of these shares and Dr. Johnson also reports beneficial ownership of 640,565 of these shares. Ms. Johnson-Leipold is indirectly the controlling shareholder of Johnson Bank.

(3)	Ms. Johnson-Leipold reports shared voting and investment power with respect to all of the Class A Shares (other than with respect to 304,448 Class A Shares). Ms. Johnson-Leipold beneficially owns such Class A Shares indirectly as the settlor and beneficiary of a trust and through such trust as a general partner of certain limited partnerships controlled by certain members of Samuel C. Johnson’s family or related entities (the “Johnson Family”) and as a controlling shareholder, with trusts for the benefit of the Johnson Family, of certain corporations. Of the 1,154,337 Class A shares for which Ms. Johnson-Leipold reports shared voting and investment power, Johnson Bank also reports beneficial ownership of 1,039,873 of these shares and Dr. Johnson also reports beneficial ownership of 29,308 of these shares. Ms. Johnson-Leipold reports sole voting and investment power with respect to 1,168,366 Class B Shares directly held by the Johnson Outdoors Inc. Class B Common Stock Voting Trust, of which she is voting trustee. The 304,448 Class A Shares for which Ms. Johnson-Leipold reports sole voting and investment power include 129,332 shares of restricted stock previously awarded to Ms. Johnson-Leipold.

(4)	Dr. Johnson reports sole voting and investment power with respect to 197,640 Class A Shares, which he holds directly, as the sole trustee of the Herbert F. Johnson Distributing Trust and as the controlling shareholder of S.C. Johnson & Son, Inc. Dr. Johnson reports shared voting and investment power with respect to 640,565 Class A Shares, which are held either by Dr. Johnson’s revocable trusts or by certain partnerships or corporations in which Dr. Johnson or his revocable trust are general partners or shareholders. Of the 640,565 Class A Shares for which Dr. Johnson reports shared voting and investment power, Johnson Bank reports beneficial ownership of all of these shares and Ms. Johnson-Leipold also reports beneficial ownership of 29,308 of these shares.

(5)	The information is based on a report on a Form 13F-HR dated November 1, 2012 and filed on November 2, 2012 by TowerView LLC with the SEC reporting its beneficial ownership as of September 30, 2012. TowerView reported sole voting and investment power with respect to the Class A Shares.

(6)	The information is based on a Schedule 13F-HR dated November 14, 2012 and filed on November 15, 2012 by Dimensional Fund Advisors LP, a registered investment advisor (“Dimensional”), with the SEC reporting its beneficial ownership as of September 30, 2012. Dimensional is a registered investment adviser and reported sole voting power with respect to 726,016 of the reported shares and sole investment power with respect to all 732,281 of the voting shares. Dimensional disclaims beneficial ownership of all of the reported shares, which are owned by advisory clients of Dimensional.

(7)	The information is based on a Schedule 13D dated December 31, 2008 filed by Warren B. Kanders (“Kanders”) with the SEC on January 9, 2009. Kanders reported that as of December 31, 2008 he beneficially owned 418,341 Class A Shares with shared voting and investment power over all such shares.

(8)	Includes options to acquire 4,254 Class A Shares, which options are exercisable within 60 days.

(9)	Includes options to acquire 4,254 Class A Shares, which options are exercisable within 60 days.

(10)	Includes options to acquire 4,254 Class A Shares, which options are exercisable within 60 days.

(11)	Includes options to acquire 2,304 Class A Shares, which options are exercisable within 60 days.

At December 13, 2012, the Johnson Family beneficially owned 3,801,334 Class A Shares, or approximately 43.6 percent of the outstanding Class A Shares, and 1,211,196 Class B Shares, or approximately 99.8 percent of the outstanding Class B Shares.

EXECUTIVE OFFICERS

The following table provides information as of the date of this proxy statement about each of the Company’s current executive officers who are not nominees for election to the Board of Directors at the Annual Meeting.  The information presented includes information each executive officer has given the Company about his or her age and his or her principal occupation and business experience for the past five years:

Name	Age	Current Position	Other Positions
David W. Johnson	49	Vice President and Chief Financial Officer of the Company since November 2005.
From July 2005 to November 2005, Mr.  Johnson served as Interim Chief Financial Officer and Treasurer of the Company. From December 2001 to July 2005, he served as Director of Operations Analysis of the Company. Prior to joining the Company, Mr. Johnson was employed by Procter & Gamble in a series of finance positions with increasing responsibility.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information for fiscal 2012 and fiscal 2011 regarding the compensation paid by Johnson Outdoors to its principal executive officer and principal financial officer (who are referred to as the “named executive officers” in this proxy statement).

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards(2)	Non-Equity Incentive Plan Comp.(3)	All Other Comp. (4)	Total
Helen P. Johnson-Leipold, CEO	2012	$605,488	$49,385	$335,673	$482,498	$146,763	$1,619,807
	2011	$586,000	$422,140	$555,746	$0	$146,680	$1,710,566
David W. Johnson, CFO	2012	$295,322	$21,928	$98,150	$172,579	$47,814	$635,793
	2011	$286,300	$147,702	$462,510	$0	$44,249	$940,761

(1)	The named executive officers are eligible to receive annual incentive cash bonuses under our Johnson Outdoors Inc. Worldwide Key Executives’ Discretionary Bonus Plan (“Cash Bonus Plan”). The award of annual incentive cash bonuses under this Cash Bonus Plan is generally comprised of two components. The first component is based on the executive achieving pre-established individual objectives with achievement being evaluated by the Compensation Committee in its discretion. The second component is based on the Company achieving specified financial performance measures. The amounts in this column reflect the individual objectives component of the named executive officer’s annual bonus under the Cash Bonus Plan. The second component based on the Company achieving specified financial performance measures is included in the column under the heading "Non-equity Incentive Plan Comp." when the specified financial performance measures are met.

In determining each named executive officer’s annual incentive cash bonus amount for fiscal 2012 and fiscal 2011 performance, our Compensation Committee allocated 15% of the eligible bonus to achieving the pre-established individual objectives, and 85% to the Company achieving specified financial performance measures. For both the individual objective component and the Company financial performance component of our annual bonus under the Cash Bonus Plan, the eligible bonus can be paid out from 0-200% of the target bonus amount. The target eligible bonus amounts for 2012 and 2011 for Ms. Johnson-Leipold were $454,116 and $439,500 and for Mr. Johnson were $162,427 and $157,465, respectively. If either or both components (individual objective component and Company financial performance component) are achieved at targeted performance levels, the payout equals 100% of the eligible bonus for such component. For fiscal 2012 and fiscal 2011 the annual cash bonus under the Cash Bonus Plan with respect to achieving the individual objectives component was $49,385 and $56,036 for Ms. Johnson-Leipold and $21,928 and $16,534 for Mr. Johnson, respectively.

For both fiscal 2012 and fiscal 2011, the annual cash bonus under the Cash Bonus Plan with respect to achieving the Company financial performance component related to a minimum level of net income and achieving a specified level of working capital as a percentage of sales. See footnote (3) below for a discussion of the payouts during fiscal 2012 to the named executive officers in connection with this Company financial performance component. During fiscal 2011, the Company exceeded the net income target. However, the Company missed the working capital threshold as a percentage of sales by .3%. The Compensation Committee concluded that the tsunami in Japan and the flood at the Company’s Binghamton facility had negatively impacted sales. However, inventory levels had been established prior to the occurrence of these events and the Company was not able to adjust inventory accordingly. In light of the impact of these events and the fact that the Company had missed the working capital threshold by only .3% and had exceeded the net income target, with respect to fiscal 2011 the Compensation Committee exercised its discretion to award a bonus with respect to the working capital financial performance measure at the minimum threshold level. The annual cash bonus with respect to the financial performance component for fiscal 2011 was $366,104 and $131,168 for Ms. Johnson-Leipold and Mr. Johnson, respectively. Because the payment of this component of the bonus under the Cash Bonus Plan was made in the discretion of the Compensation Committee, the full amount of the bonus for fiscal 2011 is included in this column and no amount of the bonus is included in the column “Non-Equity Incentive Plan Compensation.”

(2)	The amounts in this column reflect the dollar value of long-term equity based compensation awards pursuant to our 2010 Long-Term Stock Incentive Plan granted during the years indicated in the table. These amounts for both fiscal 2012 and fiscal 2011 equal the grant date fair value of shares of restricted stock, computed in accordance with FASB Accounting Standards Codification Topic 718-10. Assumptions used in the calculation of the grant date fair value are included under the caption “Stock Ownership Plans” in the Notes to the Company’s Consolidated Financial Statements in the fiscal 2012 Annual Report on Form 10-K filed with the SEC on December 11, 2012 and such information is incorporated herein by reference.

(3)	This column includes the dollar value of all amounts earned by the named executive officers under our Cash Bonus Plan which are based upon the specified financial performance component for the applicable fiscal year. For fiscal 2012, both of the Company’s two combined financial performance measures were exceeded and, therefore, payout amounts are included in this column. For fiscal year 2012, the annual cash bonus under the Cash Bonus Plan with respect to achieving the financial performance component was $482,498 for Ms. Johnson-Leipold and $172,579 for Mr. Johnson. For fiscal 2011, one of the Company’s two financial performance measures was not met and, therefore, no amounts are included in this column. See footnote 1 for a description of the Cash Bonus Plan, the individual objectives component of the annual bonus awards and a discussion of the payment of discretionary bonuses to the named executive officers.

(4)	The table below shows the components of this column, which include an approved match for each named executive officer’s 401(k) plan contributions, approved contributions credited to the individual’s qualified retirement plan, approved contributions to the individual’s non-qualified retirement plan account and perquisites provided to each individual for fiscal years ended September 28, 2012 and September 30, 2011, respectively.

Name	Year	401(k) Match	Qualified Plan Contributions	Non-Qualified Plan Contributions	Perquisites(a)	Total “All Other Compensation”
Helen P. Johnson-Leipold	2012	$7,500	$22,500	$108,263	$8,500	$146,763
	2011	$7,350	$16,500	$114,330	$8,500	$146,680
David W. Johnson	2012	$7,558	$16,915	$17,001	$6,340	$47,814
	2011	$7,539	$16,878	$15,540	$4,292	$44,249

(a)	Perquisites consist of reimbursements made to the named executive officer under the Executive Flexible Spending Account Plan for personal financial planning services, for purchases of business equipment for business needs and/or for certain association membership dues. Ms. Johnson-Leipold is allowed reimbursements of up to $8,500 per year for covered expenses. Mr. Johnson is allowed reimbursements of up to $7,000 per year for covered expenses.

Stock Awards

On December 5, 2011, the Company made grants of shares of restricted stock of 20,876 shares to Ms. Johnson-Leipold, of which 7,051 shares vest on the third anniversary of the date of grant and 13,825 vest on the fifth anniversary of the date of grant, and 6,104 shares to Mr. Johnson, of which 2,062 shares vest on the third anniversary of the date of grant and 4,042 shares vest on the fifth anniversary of the date of grant. All of the shares of restricted stock had a grant date fair value per share of $16.08 as determined pursuant to Accounting Standards Codification Topic 718-10 (formerly SFAS No. 123R). The 7,051 and 2,062 shares of restricted stock issued to Ms. Johnson-Leipold and Mr. Johnson, respectively, were issued as a result of the Company achieving certain predetermined performance targets established on December 6, 2010 with respect to fiscal 2011. Additionally, on December 5, 2011, our Compensation Committee established a performance award target of $222,300 for Ms. Johnson-Leipold and $65,000 for Mr. Johnson. These awards, if earned, were required to be paid in the form of shares of restricted stock with three-year vesting, if a minimum level of Johnson Value Added ("JVA") (JVA=EBITDA-((Net Working Capital + Fixed Assets)* Cost of Capital) was achieved by the end of fiscal 2012. The amount earned under these awards can range from 50 percent to 150 percent of the target amount based on a level of JVA generated during fiscal 2012, which ranges from 50 percent to 250 percent of the target JVA. No awards would be earned if JVA generated in fiscal 2012 was less than 50 percent of targeted levels for the applicable period.  Based upon our results for fiscal 2012, the performance award goals were achieved at a level of 211% of the target.  Accordingly, the value of the restricted stock award was granted at 137% of the targeted levels or $304,551 for Ms. Johnson-Leipold and $89,050 for Mr. Johnson.  Based upon a grant date fair value per share of $20.65, we made grants of shares of restricted stock on December 4, 2012 of 14,745 shares to Ms. Johnson-Leipold and 4,311 shares to Mr. Johnson.  These shares of restricted stock vest on the third anniversary of the grant date.

Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding unvested shares of restricted stock held by the named executive officers at September 28, 2012. Neither of the named executive officers held any unexercised stock options as of September 28, 2012.

Stock Awards
Named Executive Officer	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (1)
Helen P. Johnson-Leipold	17,422	(2)	$372,657
	10,072	(3)	$215,440
	7,051	(4)	$150,821
	34,483	(5)	$737,591
	22,989	(6)	$491,735
	4,586	(7)	$98,095
	25,522	(8)	$545,916
	17,015	(9)	$363,951
	13,825	(11)	$295,717
David W. Johnson	4,839	(2)	$103,506
	2,798	(3)	$59,849
	2,062	(4)	$44,106
	9,583	(5)	$204,980
	6,388	(6)	$136,639
	2,250	(7)	$48,128
	7,463	(8)	$159,634
	4,975	(9)	$106,415
	19,634	(10)	$419,971
	4,042	(11)	$86,458

(1)	Market value equals the closing per share market price of our common stock on September 28, 2012, which was $21.39, multiplied by the number of shares of restricted stock.

(2)	The shares of restricted stock vest on December 3, 2013, the fifth anniversary of the grant date.

(3)	The shares of restricted stock vest on December 7, 2012, the fifth anniversary of the grant date.

(4)	The shares of restricted stock vest on December 5, 2014, the third anniversary of the grant date.

(5)	The shares of restricted stock vest on December 7, 2012, the third anniversary of the grant date.

(6)	The shares of restricted stock vest on December 7, 2014, the fifth anniversary of the grant date.

(7)	The shares of restricted stock vest on October 28, 2012, the third anniversary of the grant date.

(8)	The shares of restricted stock vest on December 6, 2013, the third anniversary of the grant date.

(9)	The shares of restricted stock vest on December 6, 2015, the fifth anniversary of the grant date.

(10)	The shares of restricted stock vest on June 23, 2015, the fourth anniversary of the grant date.

(11)	The shares of restricted stock vest on December 5, 2016, the fifth anniversary of the grant date.

Employment Agreements

The Company has not entered into any employment agreements with the named executive officers.

Post-Employment Compensation

Pension Benefits

Currently, Johnson Outdoors does not provide the named executive officers with pension benefits. U.S.-based executive officers are eligible to participate in the Johnson Outdoors Retirement and Savings 401(k) Plan on the same terms as other U.S.-based employees. In any plan year, the Company may make matching contributions to a participant’s account equal to three percent on the first six percent of an employee’s annual wages. All named executive officers participated in the 401(k) Plan during fiscal 2012.  In addition, the Company also has a discretionary retirement contribution component to its 401(k) program in which the named executive officers are also eligible to participate.  Under this component, a discretionary retirement savings contribution can be made to their 401(k) Plan account.  This discretionary contribution ranges from 0-6% of an employee's eligible base calendar year earnings.  The Company made a discretionary contribution of 4% in March 2012 for all participants.

Non-Qualified Deferred Compensation

The Johnson Outdoors’ Deferred Compensation Plan was amended and restated on September 18, 2007. The Non-Qualified Deferred Compensation Plan provides an opportunity for the named executive officers to defer a portion of their compensation and uses such deferral to encourage the continued loyalty and service of such persons to the Company. Eligible participants of this plan are designated by the Compensation Committee as Highly Compensated Employees (HCE) under the definition of the Internal Revenue Code. A participant’s election shall specify the percentage (in increments of one percent to a maximum of 13 percent) of the participant’s base compensation. Participants may also specify the percentage (in increments of one percent to a maximum of seven percent) of their cash bonus for deferral under the plan. A participant who makes a bonus deferral under this plan may be entitled to a matching contribution credit, determined and credited following the conclusion of each plan year, equal to 50 percent of the first six percent of the participant’s annual bonus award that the participant elects to have contributed to his/her account as a bonus deferral. Participants designate how his or her account shall be deemed to be invested among the investment options. Each day that the U.S. financial markets are open, the account of each participant will be credited (or charged) based upon the investment gain (or loss) that the participant would have realized with respect to his or her account since the immediately preceding valuation date had the account been invested in accordance with the participant’s investment election. The named executive officers have made elections for distributions allowed by the Non-Qualified Deferred Compensation Plan upon separation from service. The distribution of the named participant’s pre-2005 account, if applicable, would be made or commence on the first day of the month that is at least 60 days following the date the participant separates from service. Named participants’ post-2004 account distributions, if applicable, would commence on the first day of the month following the six month anniversary of the participant’s separation from service.

Potential Payments/Benefits Upon Termination or Change of Control

Pursuant to the terms of the 2010 Long-Term Stock Incentive Plan, the Compensation Committee in its discretion may, at the time of an award or at any time thereafter, provide for the immediate vesting of all outstanding stock options and retention-based shares of restricted stock upon a change of control of the Company. The grant agreements for shares of restricted stock have generally provided for immediate vesting upon a change of control of the Company.

DIRECTOR COMPENSATION

Johnson Outdoors uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board of Directors. Each director who is not an employee of Johnson Outdoors or one of its subsidiaries (“an outside director”) is entitled to receive an annual retainer of $30,000 and, generally, $1,500 for each meeting of the Board of Directors or committee he or she attends (non-committee board members receive 75 percent of this amount when such individuals are asked to attend a committee meeting). The Vice Chairman of the Board of Directors receives an additional annual retainer of $40,000. The Audit Committee chairman receives an additional annual retainer of $10,000; the chairs of all other committees of the Board of Directors receive an additional annual retainer of $5,000 for each committee chaired by the director.

In 2003, the Board of Directors approved a Non-Employee Director Stock Ownership Plan that provides compensation to outside directors. Directors who are not outside directors receive no additional compensation for service as members of the Board of Directors or of any Board committees. All directors in fiscal 2012 were outside directors other than Helen P. Johnson-Leipold, the Company’s Chairman and Chief Executive Officer. The 2003 Non-Employee Director Stock Ownership Plan provides for up to 150,000 shares of the Company’s Class A common stock to be issued to outside directors. The plan provides that upon first being elected or appointed as one of the Company’s directors, and thereafter on the first business day after the annual meeting of shareholders, each of the outside directors automatically receives a restricted stock award during the existence of the 2003 Non-Employee Director Stock Ownership Plan.

The award under the 2003 Non-Employee Director Stock Ownership Plan is intended to deliver a greater portion of director compensation in the form of equity, with the amount on the date of the award being equal to $30,000 and the shares of restricted stock being valued at their fair market value per share on the date of the award. The shares of Class A common stock granted to outside directors in the form of restricted stock awards cannot be sold or otherwise transferred while the outside director remains a director; thereafter the restrictions will lapse. However, an outside director may transfer the shares to any trust or other estate in which the director has a substantial interest, to a trust of which the director serves as trustee, or to his or her spouse and certain other related persons, provided the shares continue to be subject to the transfer restrictions described above.

The Company is submitting the 2012 Director Plan to the shareholders for adoption and approval at the Annual Meeting. If approved, the 2012 Director Plan will replace the 2003 Non-Employee Director Stock Ownership Plan and no additional awards will be made under the 2003 Non-Employee Director Stock Ownership Plan.

Director Summary Compensation Table

The following table provides information concerning the compensation paid by Johnson Outdoors in fiscal 2012 to each of the outside directors.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Thomas F. Pyle, Jr.	$109,500	$30,002	$139,502
John M. Fahey, Jr.	$56,375	$30,002	$86,377
Terry E. London	$73,000	$30,002	$103,002
W. Lee McCollum	$54,000	$30,002	$84,002
Edward F. Lang	$58,500	$30,002	$88,502

(1)	The amounts in this column reflect the dollar value of long-term equity based compensation awards granted pursuant to our 2003 Non-Employee Director Stock Ownership Plan during fiscal 2012. These amounts equal the grant date fair value of shares of restricted stock, computed in accordance with FASB Accounting Standards Codification Topic 718-10. Assumptions used in the calculation of the grant date fair value are included under the caption “Stock Ownership Plans” in the Notes to our Consolidated Financial Statements in the fiscal 2012 Annual Report on Form 10-K filed with the SEC on December 11, 2012 and such information is incorporated herein by reference.

The following table provides certain information regarding outstanding shares of the Company’s restricted Class A common stock issued to our outside directors in fiscal 2012 pursuant to the 2003 Non-Employee Director Stock Ownership Plan. The shares of restricted stock vested on the grant date.

Director	Number of Shares	Grant Date	Grant Date Fair Market Value (*)
Thomas F. Pyle, Jr.	1,914	3/2/12	$30,002
John M. Fahey, Jr.	1,914	3/2/12	$30,002
Terry E. London	1,914	3/2/12	$30,002
W. Lee McCollum	1,914	3/2/12	$30,002
Edward F. Lang	1,914	3/2/12	$30,002

*	The value of the award is based upon the grant date fair value of the award determined in accordance with FASB Accounting Standards Codification Topic 718-10. See Note 10 to our consolidated financial statements filed with the SEC on December 11, 2012 as part of the Annual Report on Form 10-K for the assumptions relied on in determining the value of these awards.

(2)	The following table identifies the aggregate number of stock options and shares of restricted Class A common stock as of September 28, 2012 held by each outside director:

Name of Outside Director	Number of Shares of Class A Common Stock Subject to Common Stock Options Outstanding as of September 28, 2012	Number of Shares of Restricted Class A Common Stock Outstanding as of September 28, 2012
Thomas F. Pyle, Jr.	8,404	35,318
John M. Fahey, Jr.	8,404	21,885
Terry E. London	4,254	20,637
W. Lee McCollum	2,304	15,975
Edward F. Lang	----	15,387

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions

The Company purchases certain services primarily from S.C. Johnson & Son, Inc. (“S.C. Johnson”) and, to a lesser extent, from other organizations controlled by Johnson Family members (including Ms. Johnson-Leipold) and other related parties. For example, the Company leases its headquarters facility from Johnson Financial Group and S.C. Johnson provides the Company with (1) administrative services, conference facilities and transportation services, (2) information processing, and (3) from time to time, certain loaned employees. The Company believes that the amounts paid to these organizations are no greater than the fair market value of the services. The total amount incurred by the Company for the foregoing services during fiscal 2012 was approximately $1,479,000.

Review and Approval of Related Person Transactions

The charter for the Audit Committee provides that it is responsible for the review and approval of related party transactions in accordance with NASDAQ listing requirements. Based upon the Audit Committee’s review, the Company believes that all related person transactions described above were at arms-length and contained terms that were no less favorable than what could have been obtained from an unaffiliated third party. The Board of Directors has adopted a formal written set of policies and procedures for the review, approval and ratification of related person transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors, and more than 10 percent shareholders to file with the SEC reports on prescribed forms of their beneficial ownership and changes in beneficial ownership of Company stock and furnish copies of such forms to the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 reports were required to be filed, the Company believes that during fiscal 2012 and fiscal 2013 to date, all reports required by Section 16(a) to be filed by the Company’s officers, directors and more than 10 percent shareholders were filed on a timely basis; provided, however, Mr. Pyle filed a Form 4 report on February 17, 2012 reporting a transaction occurring on February 14, 2012 and Mr. Fahey filed a Form 4 report on December 12, 2012 reporting a transaction occurring on December 6, 2012, both due to an administrative oversight.

PROPOSAL 3:  NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Proposal

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules and regulations (and consistent with the similar proposal on executive compensation submitted to the Company’s shareholders in connection with the 2011 and 2012 Annual Meetings of Shareholders), the Company’s Board of Directors has authorized a non-binding advisory shareholder vote to approve the compensation of the Company’s named executive officers as reflected in the section herein titled “Executive Compensation,” the disclosures regarding named executive officer compensation provided in the various tables included in this Proxy Statement, the accompanying narrative disclosures and the other executive compensation information provided in this Proxy Statement.  This proposal, commonly known as a “Say on Pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay programs and policies.

The Company believes its compensation policies and procedures align the executive officers’ compensation with the Company’s short-term and long-term performance and provide the compensation and incentives needed to attract, motivate and retain key executives who are important to the Company’s continued success.  The Compensation Committee periodically reviews and approves the Company's compensation policies and procedures, and periodically reviews its executive compensation programs and takes any steps it deems necessary to continue to fulfill the objectives of the Company’s compensation programs.

Shareholders are encouraged to carefully review the “Executive Compensation” section of this Proxy Statement for a detailed discussion of our executive compensation programs.  These programs have been designed to promote a performance-based culture which aligns the interests of our named executive officers and other managers with the interests of the shareholders.  This includes annual incentive cash compensation based on the named executive officers achieving their individual goals and objectives, together with incentive compensation based on the Company achieving specified financial performance measures.  A substantial portion of our named executive officers’ compensation is also based on equity awards with long-term vesting requirements.

Highlights of the Company’s compensation programs include the following:

●	Neither of the named executive officers have any employment agreements with the Company;

●	The Company is not required to provide any severance or termination pay or benefits to any named executive officer;

●	The named executive officers are not entitled to any tax gross-up payments in connection with any Company compensation programs;

●	Although the Company is a “Controlled Company,” and is therefore exempt from certain independence requirements of the NASDAQ Stock Market rules, including the requirement to maintain a Compensation Committee composed entirely of independent directors, each member of the Company’s Compensation Committee is independent under the applicable standards of the NASDAQ Stock Market;

●	The Company's compensation focuses on performance, with base pay accounting for only 37% of total compensation opportunity for Ms. Johnson-Leipold and 46% of compensation opportunity for Mr. Johnson for fiscal 2012. The remainder of their total compensation opportunity is comprised of cash incentive bonuses based on achieving individual goals and Company financial performance, and long-term equity awards;

●	A substantial portion of the named executive officers’ compensation consists of annual cash incentives based upon achieving specific goals and objectives under our Cash Bonus Plan. In order for named executive officers to receive an annual incentive cash bonus, the Company must meet an additional hurdle based on a minimum level of net income and shareholder return;

●	One half of the Company's long-term incentive awards are linked to achieving critical financial performance goals for the Company. If goals are achieved, these awards are issued in shares of restricted stock that vest over a period of three years. The other half of the long-term incentive awards are designed to encourage executive retention and have a vesting period of five years;

●	The Compensation Committee continually monitors Company performance and adjusts compensation practices accordingly; and

●	The Compensation Committee regularly assesses the Company’s individual and total compensation programs against peer companies, the general marketplace and other industry data points and the Compensation Committee utilizes an independent consultant to engage in ongoing independent review of all aspects of our executive compensation programs.

Accordingly, shareholders are being asked to vote on the following resolution:

“Resolved, that the compensation paid to Johnson Outdoors’ named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative disclosures, is hereby approved by the shareholders of Johnson Outdoors Inc.”

Because this shareholder vote is advisory, it will not be binding on the Board of Directors.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required for Approval

If a quorum exists, the approval of the non-binding advisory proposal on our executive compensation described in this Proxy Statement requires the votes cast, in person or by proxy, and entitled to vote thereon, for this proposal to exceed the votes against this proposal.  Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved and will have no impact on the vote.

Board of Directors Recommendation

The Board of Directors recommends a vote “FOR” the non-binding advisory resolution approving our executive compensation.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share information, as of September 28, 2012, for the Company's equity compensation plans, including the Johnson Outdoors Inc. 1994 and 2003 Non-Employee Director Stock Ownership Plans, the Johnson Outdoors Inc. 2010 Long-Term Stock Incentive Plan and the Johnson Outdoors Inc. Employees' Stock Purchase Plan.  All of these plans have been approved by the Company's shareholders.

Plan Category	Number of Common Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Common Shares Available for Future Issuance Under Equity Compensation Plans
2010 Long-Term Stock Incentive Plan	-	$-	791,203
2003 Non-Employee Director Stock Ownership Plan	15,066	18.16	52,546
1994 Non-Employee Director Stock Ownership Plan	8,300	10.36	-
2009 Employee Stock Purchase Plan	-	-	53,728
Total All Plans	23,366	15.39	897,477

PROPOSAL 4: APPROVAL OF THE ADOPTION OF THE 2012 DIRECTOR PLAN

The Board of Directors unanimously approved the adoption of the Johnson Outdoors 2012 Non-Employee Director Stock Ownership Plan (the "2012 Director Plan") on December 4, 2012 and is submitting the 2012 Director Plan to the Company’s shareholders for their approval and adoption at the 2013 Annual Meeting. The purpose of the 2012 Director Plan is to enhance the ability of the Company to attract and retain outside directors who will make substantial contributions to the Company's long-term business growth and to provide meaningful incentives to such persons which are directly linked to the profitability of the Company's businesses and increases in shareholder value. In addition, the 2012 Director Plan is designed to encourage and provide opportunities for stock ownership by outside directors, which will increase their proprietary interest in the Company and, consequently, their identification with the interests of the shareholders of the Company.

The Company has in effect the Johnson Outdoors Inc. 2003 Non-Employee Director Stock Ownership Plan ("2003 Plan"), which was effective December 4, 2003. The 2003 Plan is scheduled to terminate by its terms on December 4, 2013.  Provided the shareholders approve the 2012 Director Plan, effective as of the date of the 2013 Annual Meeting, the 2012 Director Plan will replace the 2003 Plan, no new awards will be granted under the 2003 Plan and no shares will remain available for grant under the 2003 Plan. Awards granted under the 2003 Plan prior to the date of the 2013 Annual Meeting and still outstanding will remain outstanding and continue to be subject to all terms and conditions of the 2003 Plan.

A summary of the 2012 Director Plan appears below. This summary is qualified in its entirety by reference to the full text of the 2012 Director Plan which is attached as Appendix A to this proxy statement.

Administration

Each non-employee director is eligible to receive grants of awards under the 2012 Director Plan. The Board of Directors has designated the Compensation Committee of the Board to administer the 2012 Director Plan. The 2012 Director Plan requires that such committee shall consist of at least two directors, each of whom must qualify as (a) a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (b) an "independent" director pursuant to the definition of independence in the listing requirements of the principal national securities exchange, national securities association or over-the-counter market on which the Company's Class A common stock is traded. If at any time no such committee exists, the 2012 Director Plan will be administered by the members of the Board of Directors who do qualify as "non-employee directors" and "independent directors."

Awards Under the 2012 Director Plan; Available Stock

The 2012 Director Plan provides for the grant to non-employee directors of non-statutory stock options, shares of restricted stock and restricted stock units. The 2012 Director Plan provides that up to a total of 50,000 shares of Class A common stock (subject to adjustment as described below) will be available for the granting of awards thereunder. If any shares subject to awards granted under the 2012 Director Plan, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is cancelled prior to the delivery of all of the shares issuable pursuant to the award, such shares (assuming the holder of the award did not receive dividends on the shares or exercise other indicia of ownership) will be available for the granting of new awards under the 2012 Director Plan.

Terms of Awards

Key Provisions. Key provisions of the 2012 Director Plan include the following:

●	Plan Termination Date: December 4, 2022.

●	Eligible Participants: Non-employee directors of Johnson Outdoors Inc.

●	Shares Authorized: 50,000 shares of Class A Common Stock

●	Award Types: Nonstatutory stock options, restricted stock and restricted stock units.

●	Vesting: Vesting is determined by the Compensation Committee at the time of grant. Awards of stock options, restricted stock or restricted stock units may be granted without any vesting requirements or other restrictions. Awards of restricted stock or restricted stock units that vest based on performance conditions must have a performance period of at least one year and awards of restricted stock or restricted stock units that vest based on service for a period of time must have a vesting period of at least one year.

●	Repricing Prohibited: The Company is prohibited from repricing any stock options without obtaining shareholder approval.

●	Exercise Price: All stock options must have an exercise price equal to or greater than the fair market value of a share of Class A common stock on the date the option is granted.

Stock Options. Options granted under the 2012 Director Plan may only be in the form of nonstatutory options under the Internal Revenue Code. Grantees of stock options receive the right to purchase a specified number of shares of Class A common stock at a specified exercise price, subject to the terms and conditions as are specified in the option grant. The exercise price of stock options granted under the 2012 Director Plan may not be less than the fair market value of the Class A common stock on the date of grant, and no stock option will be exercisable more than ten years after the date it is granted. The Compensation Committee will determine at the time of grant when each stock option becomes exercisable. Payment of the exercise price of a stock option may be in cash, withholding shares otherwise issuable with the consent of the Compensation Committee or such other method of payment permitted by the Compensation Committee. The options will expire at such time as the Compensation Committee determines.

Restricted Stock Awards. Restricted stock awards provide for the grant of shares of Class A common stock to recipients. In connection with the grant of restricted stock, the Compensation Committee may establish vesting criteria based on continued service, the attainment of specific performance goals or such other factors or criteria as the Compensation Committee may determine. A grantee may not transfer any shares of restricted stock until any applicable vesting criteria have been satisfied, and restricted stock may be subject to forfeiture if a grantee's service relationship with Johnson Outdoors terminates before the end of the restriction period. Awards of restricted stock that vest based on performance conditions must have a performance period of at least one year and awards of restricted stock that vest based on service for a period of time must have a vesting period of at least one year. Shares of Class A common stock granted to a non-employee director will not be eligible to be sold or otherwise transferred while the non-employee director remains a director of the Company. However, a non-employee director will be able to transfer the shares to any trust or other estate in which the director has a substantial interest or a trust of which the director serves as trustee and to his or her spouse and certain other related persons, provided the shares will continue to be subject to the transfer restrictions described above.

Restricted Stock Units.  Restricted stock units provide for the delivery to recipients of shares of Class A common stock after the vesting or other conditions to the right to receive the shares are satisfied. In connection with the grant of restricted stock units, the Compensation Committee may establish conditions to the issuance of the shares subject to the award based on continued service, the attainment of specific performance goals or such other factors or criteria as the Compensation Committee may determine. Restricted stock units may be subject to forfeiture if a grantee's service relationship with Johnson Outdoors terminates before the end of the restriction period or if any of the other conditions precedent to the delivery of the shares subject to the award are not satisfied. Awards of restricted stock units that vest based on performance conditions must have a performance period of at least one year and awards of restricted stock units that vest based on service for a period of time must have a vesting period of at least one year.  The Company shall issue to a participant on the date on which restricted stock units vest, or on such other date determined by the Committee as set forth in the award agreement, one share of Class A common stock for each restricted stock unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any.  If permitted by the Compensation Committee, a participant may elect, consistent with the requirements of Internal Revenue Code section 409A, to defer receipt of all or any portion of the shares of stock issuable to the participant, and such deferred issuance date(s) and amount(s) elected by a participant shall be set forth in the award agreement or other applicable instrument.

Transferability. Except as otherwise authorized by the Compensation Committee, no stock option, share of restricted stock or restricted stock unit may be sold, assigned, transferred, pledged or otherwise encumbered other than by will or the laws of descent and distribution.

Change of Control.  In the event of a change of control (as defined in the 2012 Director Plan), the Compensation Committee has the right, in its sole and absolute discretion, to accelerate the vesting of all outstanding stock options and to cause all restrictions applicable to any restricted stock and restricted stock units to lapse.

Adjustments

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution affecting the Class A common stock such that an adjustment is determined by the Board of Directors or the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2012 Director Plan, then the Board of Directors or the Compensation Committee may, in such manner as it may deem equitable, adjust any or all of (1) the number and type of shares that may be issued under the 2012 Director Plan, and (2) the number and type and exercise price of shares subject to outstanding awards under the 2012 Director Plan; provided, however, that such adjustments are consistent with the effect on other shareholders arising from any such action.

Amendment and Termination

Except as set forth below, the Board of Directors may at any time amend, suspend or terminate the 2012 Director Plan; provided, however, that shareholder approval of any amendment of the 2012 Director Plan will be obtained if otherwise required by (a) the Internal Revenue Code or any rules promulgated thereunder, (b) the listing requirements of the principal national securities exchange, national securities association or over-the-counter market on which the Class A common stock is then traded, or (c) any other applicable law. The Board of Directors is prohibited from amending the 2012 Director Plan to permit repricing.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards available under the 2012 Director Plan.  This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient.  This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively.  The discussion does not address state, local or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes.

Stock Options. The stock options under the 2012 Director Plan will be non-qualified or non-statutory stock options for federal income tax purposes. The grant of such stock options will create no income tax consequences to the non-employee director or the Company. A non-employee director will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Class A common stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the non-employee director. A subsequent disposition of the Class A common stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the Class A common stock on the date of exercise. This capital gain or loss will be a long-term capital gain or loss if the Class A common stock had been held for more than one year from the date of exercise.

Restricted Stock.  With respect to restricted stock, (i) in general, no income is realized by the recipient at the time of grant if the award is subject to vesting criteria and (ii) when vesting restrictions on the award lapse, the recipient will be subject to tax at ordinary income rates on the amount by which the fair market value of the restricted stock at such time exceeds the amount, if any, paid for the stock by the recipient. However, a recipient may elect under Internal Revenue Code section 83(b) within 30 days after the date of receipt of the award to be taxed differently. In such a case (i) income is realized by the recipient at the time the award is granted, in an amount equal to the excess of the fair market value of such shares of stock at such time exceeds the amount, if any, paid for the stock by the recipient and (ii) when the shares are sold, the recipient will recognize capital gain or loss measured by the difference between the amount realized on the disposition and the basis of the stock, which will equal the sum of the purchase price and the amount included in gross income under Internal Revenue Code section 83(b).  With respect to a sale or exchange of the shares after the forfeiture period has expired, the holding period to determine whether the grantee has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis for such shares will generally be based on the fair market value of such shares on such date (except that a section 83(b) election will cause the holding period commencement and the tax basis to be determined as of the date of grant). The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the recipient.

Restricted Stock Units.  With respect to restricted stock units, in general, no income is realized by the recipient at the time of grant.  The recipient will be subject to tax at ordinary income rates at the time of receipt of shares of Class A common stock on the amount by which the fair market value of the shares received exceeds the amount, if any, paid for the stock by the recipient. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the recipient.

Future Awards

No awards have been made to date under the 2012 Director Plan.  Because the Compensation Committee has full discretion to determine who will receive awards under the 2012 Director Plan, and the amount and type of such awards, there is no way to determine in advance the benefits or amounts that will be received in the future by or allocated to specific non-employee directors under the 2012 Director Plan. As a result, the benefits that will be received under the 2012 Director Plan by the Company’s non-employee directors are not currently determinable.

Vote Required

If a quorum exists, the proposed 2012 Director Plan will be adopted and approved if the votes cast at the Annual Meeting in favor of approval and adoption of the 2012 Director Plan exceed the votes cast against. Any shares not voted at the meeting (whether by broker non-votes or otherwise) and any abstentions will have no impact on the vote.

Board of Directors Recommendation

The Company’s Board of Directors Recommends a vote “FOR” approval and adoption of the 2012 Non-Employee Director Stock Ownership Plan.

SHAREHOLDER PROPOSALS

All shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for presentation at the 2014 Annual Meeting of Shareholders must be received at the offices of the Company, Attention:  Corporate Secretary, 555 Main Street, Racine, Suite 342, Wisconsin 53403 by September 25, 2013 (120 days prior to the anniversary date of the mailing of this Proxy Statement) for inclusion in the proxy statement and form of proxy relating to the meeting. In addition, a shareholder who otherwise, (other than pursuant to SEC Rule 14a-8), intends to present business at the 2014 Annual Meeting of Shareholders must comply with the requirements set forth in the Company’s Bylaws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Bylaws, to the Secretary of the Company not more than 120 days prior to the date of such annual meeting and not less than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation.  Under the Bylaws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (namely, proposals shareholders intend to present at the 2014 Annual Meeting of Shareholders but do not intend to have included in the Company’s proxy statement and form of proxy for such meeting) prior to the close of business on November 30, 2013, then the notice will be considered untimely and the Company will not be required to present such proposal at the 2014 Annual Meeting of Shareholders. If the Board of Directors chooses to present such proposal at the 2014 Annual Meeting of Shareholders, then the persons named in the proxies solicited by the Board of Directors for the 2014 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

OTHER MATTERS

The Company has filed an Annual Report on Form 10-K with the SEC for the fiscal year ended September 28, 2012. This Form 10-K will be mailed on or around the record date to each person who is a record or beneficial holder of shares of Class A common stock or Class B common stock on the record date for the Annual Meeting. Pursuant to, and in accordance with, the rules of the SEC, the Company, where allowed, is delivering only one copy of the Company’s 2012 Annual Report on Form 10-K and this Proxy Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Company will promptly deliver a separate copy of the Company’s 2012 Annual Report on Form 10-K and/or this Proxy Statement to any shareholder at a shared address to which a single copy of the document was delivered. If you are a shareholder residing at a shared address and would like to request an additional copy of the Company’s 2012 Annual Report on Form 10-K and/or this Proxy Statement now or with respect to future mailings (or to request to receive only one copy of the Annual Report and Proxy Statement if you are currently receiving multiple copies), then you may notify the Company (1) by writing to the Corporate Secretary, Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403 or (2) via email to: corporate@johnsonoutdoors.com.

 The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited in person or by telephone by certain officers and employees of the Company. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose. The Company will also reimburse brokerage firms, custodians, nominees, fiduciaries and others for expenses incurred in forwarding proxy material to the beneficial owners of the Company’s common stock.

Neither the Board of Directors nor management intends to bring before the Annual Meeting any matters other than those referred to in the Notice of Annual Meeting and this Proxy Statement. In the event that any other matters shall properly come before the Annual Meeting, it is the intention of the persons named in the proxy forms to vote the shares represented by each such proxy in accordance with their judgment on such matters.

By Order of the Board of Directors

/s/ Alisa Swire

Alisa Swire
Secretary
January 23, 2013

APPENDIX A

JOHNSON OUTDOORS INC.

2012 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN

Section 1.  Purpose

The purpose of the Johnson Outdoors Inc. 2012 Non-Employee Director Stock Ownership Plan (the “Plan”) is to promote the long-term growth and financial success of Johnson Outdoors Inc. (the “Company”) by attracting and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company’s non-employee directors and its shareholders.

Section 2.  Definitions

As used in the Plan, the following terms have the respective meanings set forth below:

(a)  “Award” means any Stock Option, Restricted Stock or Restricted Stock Unit granted under the Plan.

(b)  “Award Agreement” means a written or electronic agreement between the Company and a Participant, in such form as may be approved by the Committee, setting forth the terms, conditions and restrictions of an Award granted to a Participant under the Plan.

(c)  “Black-Scholes Model” means the Black-Scholes Option Pricing Model, which shall be used to calculate the fair value of Stock Option grants under the Plan, as of the date of such grant. Six factors are required to calculate the value of a Stock Option using the Black-Scholes Model: the Stock Option’s exercise price; the current market price of the Common Stock; the dividend yield of the Common Stock; the Stock Option’s time to expiration; the risk-free market rate of return; and the future volatility of the Common Stock. Only the future volatility of the Common Stock cannot be objectively determined. In connection with using the Black-Scholes Model to calculate the fair value of Stock Option grants under the Plan, the Committee may use such variations of the Black-Scholes Model and parameters and procedures respecting the Black-Scholes Model, including, without limitation, parameters and procedures used to measure the historical volatility of the Common Stock as of the relevant grant date, as the Committee deems reasonably appropriate in its sole discretion.

(d)  “Board” means the Company’s Board of Directors.

(e)  “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor provisions thereto.

(e)  “Change of Control” means the occurrence, in a single transaction or series of related transactions, of any one or more of the following events:

(i)           the consummation of a sale or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries;

(ii)         the consummation of a liquidation or dissolution of the Company;

(iii)        the consummation of a sale or other disposition of at least a majority of the outstanding shares of Common Stock;

(iv)        the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(v)         the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

The Committee in its sole discretion will determine if there has been a Change of Control.

(f)  “Committee” means the Compensation Committee of the Board or any other committee of the Board that the Board designates to administer the Plan. The Committee shall consist of not less than two directors, each of whom shall qualify as a “non-employee director” within the meaning of Rule 16b-3.  If at any time the Committee shall not be in existence, then the members of the Board that qualify as non-employee directors shall administer the Plan and shall be deemed to be the Committee for purposes of the Plan.

(g)  “Common Stock” means the Class A Common Stock, $.05 par value per share, of the Company and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 5(b) of the Plan.

(h)  “Fair Market Value” means the fair market value of the Common Stock determined by such methods or procedures as shall be established from time to time by the Committee; provided, however, that the Fair Market Value shall not be less than the par value of the Common Stock; and provided further, that so long as the Common Stock is traded on a national securities exchange, such as the NASDAQ Stock Market, the Fair Market Value shall be the average of the high and low prices of a share of Common Stock on the principal securities exchange on which the Common Stock is traded on the specified date (or if no sales occurred on such date, the last preceding date on which sales occurred); provided, however, that if the principal market for the Common Stock is an over-the-counter market, the Fair Market Value shall be the average of the bid and asked prices of a share of Common Stock in the applicable over-the-counter market on the specified date, as reported by the National Association of Securities Dealers (or if no sales occurred on such date, the last preceding date on which sales occurred).  The determination of Fair Market Value shall comply with Section 409A and Treasury Regulation Section 1.409A-1(b)(5)(iv) promulgated thereunder.

(i)  “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

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(j)  “Participant” means a member of the Board who is not an employee of the Company, any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant interest as determined by the Committee.

(k)  “Restricted Stock” means an Award to a Participant comprised of shares of Common Stock granted under Section 7(b) of the Plan.

(l)  “Restricted Stock Unit” means an Award of a right granted to a Participant under Section 7(c) of the Plan to receive a share of Common Stock at the end of a specified period, which right shall be conditioned on the satisfaction of specified performance, service or other criteria.

(m)  “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the 1934 Act, or any successor provisions thereto.

(n)  “Section 409A” means Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including those issued after the date hereof.

(o)  “Stock Option” means an Award in the form of the right to purchase a specified number of shares of Common Stock at a specified price during a specified period granted under Section 7(a) of the Plan.

Section 3.  Effective Date

The Plan shall become effective on December 5, 2012, subject to the approval of the Plan by the shareholders of the Company at the Company’s 2013 annual meeting of its shareholders. To the extent that any Awards are granted under the Plan prior to its approval by Company shareholders, the grants shall be contingent on approval of the Plan by the shareholders of the Company. No Awards may be made under the Plan after December 5, 2022 or earlier termination of the Plan by the Board.

Section 4.  Administration

The Committee shall be responsible for administering the Plan.  The Committee shall have the sole power and authority:  (a) to interpret the Plan; (b) to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan; and (c) to determine what form of Awards are to be granted under the Plan, and to determine the terms and conditions of any Award granted under the Plan (including, but not limited to, the number of shares, the share price, any restriction or limitation and any vesting acceleration or forfeiture waiver regarding any Award), which terms and conditions shall, in every case, be set forth or incorporated by reference in the Award Agreement and shall be consistent with the provisions of the Plan.  Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons, including, without limitation, the Company, the shareholders, the directors (as Participants) and any persons having any interests in any Awards which may be granted under the Plan.

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Section 5.  Stock Available for Awards

(a)  Common Stock Available.  The aggregate number of shares of Common Stock available for Awards under the Plan shall be 50,000 shares of Common Stock (subject to adjustment pursuant to Section 5(b) hereof).

(b)  Adjustments and Reorganizations.  In the event that the Committee shall determine that any dividend (other than a normal cash dividend) or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be necessary or appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available to Participants under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of the (i) number and type of securities or other property available under the Plan and that thereafter may be made the subject of Awards under the Plan, and (ii) number and type of securities or other property subject to outstanding Awards and the exercise price of outstanding Stock Options, provided any such adjustments are consistent with the effect on shareholders arising from any such action.  The Committee may also make such similar appropriate adjustments in the calculation of Fair Market Value as it deems necessary or appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available to Participants under the Plan.  Notwithstanding the foregoing, (x) Stock Options subject to grant or previously granted under the Plan at the time of any event described above shall be subject to only such adjustment as shall be necessary to maintain the proportionate interest of the Participant and preserve, without exceeding, the value of such Stock Options, and (y) the number of shares of Common Stock subject to Restricted Stock or Restricted Stock Units under the Plan at the time of any event described above shall be subject to only such adjustment as shall be necessary to maintain the relative proportionate interest represented by such Restricted Stock or Restricted Stock Units immediately prior to any such event.

(c)  Change of Control.  In order to preserve a Participant’s rights under outstanding Awards in the event of a Change of Control, the Committee in its discretion may, at the time the Award is granted or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of any Stock Options or the lapsing of any forfeiture provisions on any Restricted Stock or Restricted Stock Units; (ii) provide for the purchase or cancellation of each outstanding Stock Option for an amount of cash or other property equal to the difference between the net amount per share payable to holders of Common Stock in the Change of Control or as a result of the Change of Control and the exercise price per share of the Stock Option and provide for the purchase or cancellation of each outstanding Restricted Stock Unit for an amount of cash or other property equal to the net amount per share payable to holders of Common Stock in the Change of Control or as a result of the Change of Control; (iii) adjust the terms of any Stock Options, Restricted Stock or Restricted Stock Units in the manner determined by the Committee to reflect the Change of Control; (iv) cause any Award to be assumed or a new right substituted for the Award by another entity; or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company. If the terms of Section 5(b) and Section 5(c) would apply to a transaction, then the transaction will be subject to this Section 5(c) and not Section 5(b).

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(d)  Common Stock Usage. If, after the effective date of the Plan, any shares of Common Stock covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the shares of Common Stock or of other consideration issuable or payable pursuant to such Award and if such forfeiture, termination, expiration or cancellation occurs prior to the payment of dividends or the exercise by the holder of other indicia of ownership of the shares of Common Stock to which the Award relates, then the number of shares of Common Stock counted against the number of shares of Common Stock available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan.

Section 6.  Awards

(a)  Annual Awards.  The Company may issue to each Participant, on the first business day following each annual meeting of shareholders until the Plan is terminated, an Award consisting of any combination of Stock Options, Restricted Stock and/or Restricted Stock Units as determined by the Committee (an “Annual Award”).  A Participant's Annual Award shall have an aggregate value (calculated as of the date of the Annual Award using the Black-Scholes Model for Stock Options and Fair Market Value for Restricted Stock and Restricted Stock Units) equal to such amount as the Committee may approve in connection with the Annual Award.  A Participant who is first appointed as a director of the Company after an annual meeting of shareholders and who receives on the date of appointment an Initial Award pursuant to Section 6(b) hereof shall not be eligible to receive an Annual Award pursuant to this Section 6(a) until the first business day following the second annual meeting of shareholders after the director's appointment. The Committee shall specifically approve each grant of an Annual Award to a continuing director.

(b)  Awards Upon Initial Appointment.  If a Participant initially is appointed as a director during the existence of the Plan other than by election at an annual meeting of shareholders, the Committee may issue to such Participant, on the date on which such Participant is first appointed as a director, an Award in the form and with the aggregate value of the Annual Award such Participant would have received if such Participant had been a director on the first business day following the most recent annual meeting of shareholders (the “Initial Award”).  The Committee shall specifically approve each grant of the Initial Award to a newly appointed director.  An Initial Award shall be valued as of the date of grant (calculated using the Black-Scholes Model for Stock Options and Fair Market Value for Restricted Stock and Restricted Stock Units).

(c)  Award Agreements.  All Awards made under the Plan shall be evidenced by an Award Agreement in such form as the Committee shall prescribe.  The Committee need not require the execution of any Award Agreement, in which case receipt of such Award Agreement by the respective Participant will constitute agreement to the terms of the Award Agreement.

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Section 7.  Terms of Awards

(a)  Stock Options.  Each Award Agreement for the grant of a Stock Option shall specify:  the term of the Stock Option; the number of shares of Common Stock for which the Stock Option is exercisable; the exercise price; any vesting or other restrictions which the Committee may impose; and any other terms and conditions as shall be determined by the Committee at the time of grant of the Stock Option.  The per share exercise price of any Stock Option granted under the Plan shall be the Fair Market Value of a share of Common Stock on the date of the grant.  Any Stock Option shall be exercisable according to the terms of the Plan and at such times and under such conditions as are determined by the Committee and set forth in the Award Agreement.  A Stock Option shall be deemed exercised when the Company receives:  [a] written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Option, and [b] full payment for the shares of Common Stock with respect to which the Stock Option is exercised.  The exercise price shall be payable at the time of exercise in cash, previously acquired shares of Common Stock valued at their Fair Market Value or such other forms or combinations of forms of consideration as the Committee may approve.  Each Stock Option shall expire at such time as the Committee shall determine when it is granted, which shall be set forth in the Award Agreement, provided that no Stock Option shall have a term of more than ten years.  The Company shall issue (or cause to be issued) the shares of Common Stock purchased promptly after the exercise of a Stock Option by the Participant.

(b)  Restricted Stock.  Each Award Agreement for the grant of Restricted Stock shall specify:  the period (the "Restricted Period") during which the Restricted Stock may be subject to forfeiture and terms pursuant to which the Restricted Stock will vest, which may include the attainment of specified performance goals, length of service or such other factors or criteria as the Committee shall determine; the number of shares of Restricted Stock subject to the Award; and any other terms and conditions as shall be determined by the Committee at the time of grant of the Restricted Stock.  Each Participant receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of Restricted Stock unless otherwise provided in the Award Agreement.  Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award in substantially the form set forth in the Award Agreement.  The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.  Except as provided in this Section, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any dividends.  Unless otherwise provided in the Award Agreement, any dividends payable with respect to any unvested Restricted Stock shall be automatically deferred and shall be payable immediately upon vesting of the shares of Restricted Stock to which such dividends relate.

(c)  Restricted Stock Units.  Each Award Agreement for the grant of Restricted Stock Units shall specify:  the period (the "RSU Period") during which the Restricted Stock Units may be subject to forfeiture and the terms pursuant to which the Restricted Stock Units will vest, which may include the attainment of specified performance goals, length of service or such other factors or criteria as the Committee shall determine; the number of shares of Common Stock subject to the Restricted Stock Units; and any other terms and conditions as shall be determined by the Committee at the time of grant of the Award.  The Company shall distribute one share of Common Stock for each Restricted Stock Unit that vests immediately after the end of the applicable RSU Period; provided that, as determined by the Committee, an Award Agreement may permit such recipient to elect to defer issuance of any shares of Common Stock that such recipient may be entitled to receive thereunder as permitted under Section 409A.

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Section 8.  General Provisions Applicable to Awards

(a)  Transferability of Stock Options and Restricted Stock Units. Stock Options and Restricted Stock Units granted under the Plan shall not be transferable other than by will or under the laws of descent and distribution, except as otherwise provided by the Committee.

(b)  Legend on Certificates. The Committee may cause a legend or legends to be put on any certificates for shares of Common Stock delivered under the Plan pursuant to any Award to make appropriate references to any applicable transfer restrictions.

(c)  Termination of Directorship. If for any reason other than death a Participant ceases to be a director of the Company while holding a vested Stock Option granted under the Plan, such Stock Option shall continue to be exercisable for a period of three years (or such other period set forth in the Award Agreement) after such termination or the remainder of the Stock Option term, whichever is shorter (any unvested Stock Option shall be cancelled as of the date of such termination).  If for any reason other than death a Participant ceases to be a director of the Company, any unvested Stock Option granted under the Plan and held by the director shall be cancelled as of the date of such termination.  If for any reason other than death a Participant ceases to be a director of the Company during the RSU Period for any Restricted Stock Units or the Restricted Period for any Restricted Stock, or if a Participant fails to satisfy any other conditions precedent to the delivery of shares of Common Stock to which any Restricted Stock Units relate or to the vesting of any Restricted Stock, all such Restricted Stock Units or Restricted Stock shall be forfeited; provided that the Committee may vary such conditions in any Award Agreement and may subsequently waive such conditions, in whole or in part, based on service, performance and such other factors or criteria as the Committee may determine.  In the event a Participant dies, any unvested Award granted to such Participant shall immediately vest and, in the case of Stock Options, be exercisable by, the designated beneficiary, or, in the absence of a designated beneficiary, by will or in accordance with the laws of descent and distribution for a period of three years (or such other period set forth in the Award Agreement) following the date of death.

(d)  Plan Amendment. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan, including without limitation an amendment to decrease or increase the amount or schedule of the Awards under Section 5; provided, however, that shareholder approval of any amendment of the Plan shall be obtained if otherwise required by (i) the Code or any rules promulgated thereunder, (ii) the listing requirements of the principal national securities exchange, national securities association or over-the-counter market on which the Common Stock is then traded, or (iii) any other applicable law.  Termination of the Plan shall not affect the rights of Participants with respect to any Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.  Notwithstanding the foregoing, the Board is from amending Section 8(e) of the Plan without shareholder approval.

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(e)  Repricing Prohibited. Notwithstanding anything in the Plan to the contrary, and except for the adjustments provided in Section 5(b), the Committee and the Board are prohibited from decreasing the exercise price for any outstanding Stock Option granted to a Participant under the Plan after the date of grant or allowing a Participant to surrender an outstanding Stock Option granted under the Plan to the Company as consideration for the grant of a new Stock Option with a lower exercise price.

(f)  No Rights as Shareholder. No Participant shall have any voting or dividend rights or other rights as a shareholder with respect to any shares of Common Stock subject to a Stock Option or a Restricted Stock Unit granted under the Plan before the date the shares are issued to the Participant (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

(g)  No Right to Continue as Director. Nothing contained in the Plan or any agreement under the Plan will confer upon any Participant any right to continue to serve as a director of the Company.

(h)  Severability. If any provision of the Plan or any Stock Option or other form of Award Agreement, if any, or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify the Plan or any Stock Option or other form of Award Agreement under any law deemed applicable by the Committee, then such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any Stock Option or other Award Agreement, if any, or Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan, any such Stock Option or other Award Agreement and any such Award shall remain in full force and effect.

(i)  Governing Law. The validity, construction and effect of the Plan, any Stock Option or other form of Award Agreement and any Award, and any actions taken under or relating to the Plan, any Stock Option or other Award Agreement and any Award shall be determined in accordance with the laws of the State of Wisconsin and applicable federal law.

(j)  Compliance.

(i)           In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Awards or any shares of Common Stock with respect to which an Award may be or shall have been granted or exercised, or to qualify any such Awards or shares under the Securities Act of 1933, as amended, or any other statute, then the Participants shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Awards or shares.

(ii)           Unless the Company has determined that the following representation is unnecessary, each person exercising a Stock Option or receiving shares of Common Stock under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Stock Option or Award, to make a representation in writing (a) that he or she is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, and (b) that before any transfer in connection with the resale of such shares, he or she will obtain the written opinion of counsel to the Company, or other counsel acceptable to the Company, that such shares may be transferred.  The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

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(iii)           All awards and transactions under the Plan are intended to comply with any applicable exemptive conditions under Rule 16b-3, and the Committee shall interpret and administer the Plan, Award Agreements, and any Plan guidelines in a manner consistent therewith.  All Awards under the Plan shall be deemed approved by the Committee and shall be deemed an exempt purchase under Rule 16b-3.

(iv)           It is the intention of the Company that no payment or entitlement pursuant to the Plan will give rise to any adverse tax consequences to a Participant under Section 409A. The Plan shall be interpreted to that end and, consistent with that objective and notwithstanding any provision herein to the contrary, the Company may unilaterally take any action it deems necessary or desirable to amend any provision herein to avoid the application of or excise tax or other penalties under Section 409A, including any actions to exempt an award from Section 409A or comply with the requirements of Section 409A. Further, no effect shall be given to any provision herein in a manner that reasonably could be expected to give rise to adverse tax consequences under Section 409A.  Neither the Company nor its current or former employees, officers, directors, representatives or agents shall have any liability to any current or former Participant with respect to any accelerated taxation, additional taxes, penalties or interest for which any current or former Participant may become liable in the event that any amounts payable under the Plan are determined to violate Section 409A.

(k)  Tax Withholding.  Whenever shares of Common Stock, cash or other property are to be issued pursuant to an Award, the Company shall have the power to require the recipient of the shares, cash or other property to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements.  Unless otherwise determined by the Committee, withholding obligations may be settled with shares of Common Stock, including shares of Common Stock that are part of the Award that gives rise to the withholding requirement.  The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.  The maximum number of shares that a Participant may use toward satisfying the withholding reimbursement shall not exceed the minimum funding required for the withholding.  Where a Participant’s withholding reimbursement obligation arises by reason of the Participant’s election under Section 83(b) of the Code with respect to the Award, the Participant may not remit unvested shares in satisfaction of the Participant’s withholding reimbursement obligation.

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JOHNSON OUTDOORS INC. 555 MAIN ST., SUITE 342 RACINE, WI 53403
VOTE BY INTERNET – www.proxyvote.com
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follow the instructions to obtain your records and to create an electronic voting instruction form.

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electronically in future years.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M51353-P32537 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
JOHNSON OUTDOORS INC.
The Board of Directors recommends you vote FOR the following: Vote on Directors 1. Election of Directors Nominees: 01) Terry E. London 02) John M. Fahey, Jr.	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ________________________________________________

Vote on Proposals The Board of Directors recommends you vote FOR the following proposals:
	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of McGladrey LLP, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending September 27, 2013.	☐	☐	☐

3. To approve a non-binding advisory proposal on executive compensation.	☐	☐	☐

4. To adopt and approve the Johnson Outdoors Inc. 2012 Non-Employee Director Stock Ownership Plan	☐	☐	☐

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)	Date

CLASS A

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders' Meeting, which will be held at the Company's headquarters in Racine, Wisconsin on Thursday, February 28, 2013 at 10 a.m. Central Standard Time (CST). These materials include our 2013 Proxy Statement, a proxy voting card and return envelope, as well as a CD with our Fiscal 2012 Annual Report and Form 10-K Annual Report saved as Adobe Acrobat documents.  A link to a free download of Adobe Acrobat Reader is also included, if required. A printed copy of our Form 10-K is available upon request. Please contact us with your request via email at proxy@johnsonoutdoors.com, phone 262.631.6954 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's 2012 Annual Report, which is also available online at www.johnsonoutdoors.com. Making this report available electronically reflects our continued focus on "eco-responsible" practices and commitment to wise stewardship of natural resources.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the Internet by following the instructions supplied on this proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

M51354-P32537

JOHNSON OUTDOORS INC.
Annual Meeting of Shareholders February 28, 2013 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and ALISA D. SWIRE, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated on the reverse side, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Thursday, February 28, 2013 at 10:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1; FOR THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING SEPTEMBER 27, 2013; FOR THE APPROVAL OF A NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION; FOR THE ADOPTION AND APPROVAL OF THE JOHNSON OUTDOORS INC. 2012 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.

JOHNSON OUTDOORS INC. 555 MAIN ST., SUITE 342 RACINE, WI 53403
VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and
follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 p.m. Eastern Time the day before the meeting date.
Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M51355-P32537 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
JOHNSON OUTDOORS INC.
The Board of Directors recommends you vote
FOR the following:
Vote on Directors
1. Election of Directors
    Nominees:
    01)   Helen P. Johnson-Leipold
    02)   Thomas F. Pyle, Jr.
    03)   Edward F. Lang
        04)   W. Lee McCollum
For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ________________________________________________

Vote on Proposals The Board of Directors recommends you vote FOR the following proposals:
	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of McGladrey LLP, independent registered public accounting firm, as auditors of the Company for its fiscal year ending September 27, 2013.	☐	☐	☐

3. To approve a non-binding advisory proposal on executive compensation.	☐	☐	☐

4. To adopt and approve the Johnson Outdoors Inc. 2012 Non-Employee Director Stock Ownership Plan.	☐	☐	☐

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)	Date

CLASS B

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders' Meeting, which will be held at the Company's headquarters in Racine, Wisconsin on Thursday, February 28, 2013, at 10 a.m. Central Standard Time (CST). These materials include our 2013 Proxy Statement, a proxy voting card and return envelope, as well as a CD with our Fiscal 2012 Annual Report and Form 10-K Annual Report saved as Adobe Acrobat documents.  A link to a free download of Adobe Acrobat Reader is also included, if required. A printed copy of our Form 10-K is available upon request. Please contact us with your request via email at proxy@johnsonoutdoors.com, phone 262.631.6954 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's 2012 Annual Report, which is also available online at www.johnsonoutdoors.com. Making this report available electronically reflects our continued focus on "eco-responsible" practices and commitment to wise stewardship of natural resources.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the Internet by following the instructions supplied on this proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

M51358-P32537

JOHNSON OUTDOORS INC.
Annual Meeting of Shareholders February 28, 2013 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and ALISA D. SWIRE, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated on the reverse side, all shares of Class B common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Thursday, February 28, 2013 at 10:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1; FOR THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING SEPTEMBER 27, 2013; FOR THE APPROVAL OF A NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION; FOR THE ADOPTION AND APPROVAL OF THE JOHNSON OUTDOORS INC. 2012 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.

JOHNSON OUTDOORS INC. 555 MAIN ST., SUITE 342 RACINE, WI 53403
VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 p.m. Eastern Time the day before the meeting date.
Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M51355-P32537 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
JOHNSON OUTDOORS INC.
The Board of Directors recommends you vote FOR the following: Vote on Directors 1. Election of Directors Nominees: 01) Terry E. London 02) John M. Fahey, Jr.	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ________________________________________________

Vote on Proposals The Board of Directors recommends you vote FOR the following proposals:
	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of McGladrey, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending September 27, 2013.	☐	☐	☐

3. To approve a non-binding advisory proposal on executive compensation.	☐	☐	☐

4. To adopt and approve the Johnson Outdoors Inc. 2012 Non-Employee Director Stock Ownership Plan	☐	☐	☐

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)	Date

401(k)

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders' Meeting, which will be held at the Company's headquarters in Racine, Wisconsin on Thursday, February 28, 2013, at 10 a.m. Central Standard Time (CST). These materials include our 2013 Proxy Statement, a proxy voting card and return envelope, as well as a CD with our Fiscal 2012 Annual Report and Form 10-K Annual Report saved as Adobe Acrobat documents.  A link to a free download of Adobe Acrobat Reader is also included, if required. A printed copy of our Form 10-K is available upon request. Please contact us with your request via email at proxy@johnsonoutdoors.com, phone 262.631.6954 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's 2012 Annual Report, which is also available online at www.johnsonoutdoors.com. Making this report available electronically reflects our continued focus on "eco-responsible" practices and commitment to wise stewardship of natural resources.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the Internet by following the instructions supplied on this proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

M28985-Z54667

JOHNSON OUTDOORS INC.
Annual Meeting of Shareholders February 28, 2013 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and ALISA D. SWIRE, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated on the reverse side, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Thursday, February 28, 2013 at 10:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, A PARTICIPANT IN THE JOHNSON OUTDOORS INC. RETIREMENT AND SAVINGS PLAN (THE "PLAN"). IF A PLAN PARTICIPANT DOES NOT PROVIDE VOTING DIRECTIONS BY FEBRUARY 27, 2013, THE SHARES ATTRIBUTABLE TO THE PARTICIPANT'S ACCOUNT WILL BE VOTED BY THE PLAN TRUSTEE IN THE SAME PROPORTION AS THE VOTES CAST BY THE OTHER RETIREMENT AND SAVINGS PLAN PARTICIPANTS: FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1; FOR THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING  SEPTEMBER 27, 2013; FOR THE APPROVAL OF A NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION; FOR THE ADOPTION AND APPROVAL OF THE JOHNSON OUTDOORS INC. 2012 NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP PLAN; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.